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Exhibit 99.1

SIMON PROPERTY GROUP
Overview

The Company

        Simon Property Group, Inc., ("Simon," "we," "us," "our," or the "Company") (NYSE:SPG) is a self-administered and self-managed real estate investment trust ("REIT"). Simon Property Group, L.P., or the Operating Partnership, is a majority-owned subsidiary partnership of the Company. Together, the Company and the Operating Partnership, or Simon Group, are engaged primarily in the ownership, development and management of retail real estate properties including regional malls, Premium Outlets®, The Mills®, community/lifestyle centers and international properties. At June 30, 2010, we owned or had an interest in 380 properties comprising 259 million square feet of gross leasable area in North America, Europe and Asia.

        This package was prepared to provide (1) ownership information, (2) certain operational information, and (3) balance sheet information as of June 30, 2010, for the Company and the Operating Partnership.

        Certain statements made in this Supplemental Package may be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to: our ability to meet debt service requirements, the availability and terms of financing, changes in our credit rating, changes in market rates of interest and foreign exchange rates for foreign currencies, changes in value of investments in foreign entities, the ability to hedge interest rate risk, risks associated with the acquisition, development, expansion, leasing and management of properties, general risks related to retail real estate, the liquidity of real estate investments, environmental liabilities, international, national, regional and local economic climates, changes in market rental rates, trends in the retail industry, relationships with anchor tenants, the inability to collect rent due to the bankruptcy or insolvency of tenants or otherwise, risks relating to joint venture properties, costs of common area maintenance, competitive market forces, risks related to international activities, insurance costs and coverage, terrorist activities, changes in economic and market conditions and maintenance of our status as a real estate investment trust. We discuss these and other risks and uncertainties under the heading "Risk Factors" in our annual and quarterly periodic reports filed with the SEC. We may update that discussion in our periodic reports, but otherwise we undertake no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise.

SIMON PROPERTY GROUP
Overview

        We hope you find this Supplemental Package beneficial. Any questions, comments or suggestions should be directed to: Shelly J. Doran, Vice President of Investor Relations-Simon Property Group, P.O. Box 7033, Indianapolis, IN 46207. Telephone: (317) 685-7330; e-mail: sdoran@simon.com

Reporting Calendar

        Results for the next two quarters will be announced according to the following approximate schedule:

Third Quarter 2010	November 1, 2010
Fourth Quarter 2010	February 4, 2011

Stock Information

        The Company's common stock and one issue of preferred stock are traded on the New York Stock Exchange under the following symbols:

Common Stock	SPG
8.375% Series J Cumulative Redeemable Preferred	SPGPrJ

Credit Ratings

Standard & Poor's
Corporate	A-	(Stable Outlook)
Senior Unsecured	A-	(Stable Outlook)
Preferred Stock	BBB	(Stable Outlook)
Moody's
Senior Unsecured	A3	(Stable Outlook)
Preferred Stock	Baa1	(Stable Outlook)
Fitch
Senior Unsecured	A-	(Stable Outlook)
Preferred Stock	BBB	(Stable Outlook)

Simon Property Group Ownership Structure(1)
June 30, 2010

(1)
Schedule excludes Company preferred stock and Operating Partnership units not convertible into common stock.

(2)
This group consists of Melvin Simon & Associates, Inc. ("MSA"), wholly owned subsidiaries of MSA, the estate of Melvin Simon, Herbert Simon, David Simon, MH Holdings, Inc. and related trusts for the benefit of the preceding. MSA is owned 69.06% by the estate of Melvin Simon and 30.94% by a trust for the benefit of Herbert Simon. MH Holdings, Inc. is owned 50% by the estate of Melvin Simon and 50% by a trust for the benefit of Herbert Simon. 3,192,000 common shares and 8,000 shares of Class B common stock owned by one or more members of the group are subject to voting trusts as to which Herbert Simon and David Simon are the voting trustees.

(3)
The holder of Class B common stock is entitled to elect 4 of the members of the Board of Directors and also has voting rights with common stock.

(4)
Other executives includes directors and executive officers of the Company, excluding David Simon and Herbert Simon.

 SIMON PROPERTY GROUP
Changes in Company Common Share and Operating Partnership Unit Ownership
For the Period from December 31, 2009 through June 30, 2010

	Operating Partnership Units(1)	Company Common Shares(2)
Number Outstanding at December 31, 2009	57,804,779	285,748,271
Activity During the First Quarter of 2010:
Issuance of Common Stock for Stock Option Exercises	—	13,350
Conversion of Operating Partnership Units into Common Stock	(146,843)	146,843
Restricted Stock Awards (Stock Incentive Program)(3)	—	111,013
Conversion of Operating Partnership Preferred Units into Units	55,844	—
Conversion of Series I Preferred Stock into Common Stock	—	3,056,397
Number Outstanding at March 31, 2010	57,713,780	289,075,874
Activity During the Second Quarter of 2010:
Issuance of Common Stock for Stock Option Exercises	—	102,733
Conversion of Operating Partnership Units into Common Stock	(19,765)	19,765
Restricted Stock Awards (Stock Incentive Program)(3)	—	7,407
Conversion of Operating Partnership Preferred Units into Units	806,448	—
Conversion of Series I Preferred Stock into Common Stock	—	3,614,192
Issuance of Operating Partnership Units for Acquisition	77,798	—
Number Outstanding at June 30, 2010	58,578,261	292,819,971
Details for Diluted Common Shares Outstanding(4):
Company Common Shares Outstanding at June 30, 2010		351,398,232
Net Number of Common Shares Issuable Assuming Exercise of Stock Options(5)		289,931
Diluted Common Shares Outstanding at June 30, 2010(4)		351,688,163

(1)
Excludes units owned by the Company (shown here as Company Common Shares) and Operating Partnership units not convertible into common shares.

(2)
Excludes Operating Partnership preferred units relating to Company preferred stock outstanding (see Schedule of Preferred Stock/Units Outstanding on page 56).

(3)
Net of forfeitures.

(4)
For Funds From Operations (FFO) purposes.

(5)
Based upon the weighted average stock price for the quarter ended June 30, 2010.

 SIMON PROPERTY GROUP
Selected Financial and Equity Information
As of June 30, 2010
Unaudited
(In thousands, except as noted)

	As of or for the Three Months Ended June 30,		As of or for the Six Months Ended June 30,
	2010	2009	2010	2009
Financial Highlights of the Company
Total Revenue—Consolidated Properties	$933,566	$903,612	$1,858,637	$1,822,104
Net Income (Loss) Attributable to Common Stockholders	$152,504	$(20,760)	$161,877	$86,008
Basic Earnings per Common Share (EPS)	$0.52	$(0.08)	$0.56	$0.34
Diluted Earnings per Common Share (EPS)	$0.52	$(0.08)	$0.56	$0.34
Diluted EPS as adjusted(1)	$0.52	$0.35	$1.04	$0.79
FFO of the Operating Partnership	$487,662	$313,149	$813,220	$789,981
Diluted FFO of the Operating Partnership	$485,824	$320,026	$816,896	$803,736
Basic FFO per Share (FFOPS)	$1.39	$0.97	$2.34	$2.57
Diluted FFO per Share (FFOPS)	$1.38	$0.96	$2.32	$2.53
Diluted FFOPS as adjusted(1)	$1.38	$1.38	$2.79	$2.97
Distributions per Share	$0.60	$0.60 (2)	$1.20	$1.50	(2)

(1)
During the first quarter of 2010, the Company recorded a $165.6 million loss on extinguishment of debt. During the second quarter of 2009, the Company recorded a non-cash impairment charge of $140.5 million.

(2)
In the first quarter of 2009, the Company paid a common stock dividend of $0.90 per share, comprised of 10% cash and 90% shares of the Company's common stock. In the second quarter of 2009, the Company paid a common stock dividend of $0.60 per share, comprised of 20% cash and 80% shares of the Company's common stock.

SIMON PROPERTY GROUP
Selected Financial and Equity Information
As of June 30, 2010
Unaudited
(In thousands, except as noted)

	June 30, 2010	December 31, 2009
Stockholders' Equity Information
Limited Partner Units Outstanding at End of Period	58,578	57,805
Common Shares Outstanding at End of Period	292,820	285,748

Total Common Shares and Units Outstanding at End of Period	351,398	343,553

Weighted Average Limited Partnership Units Outstanding	58,076	57,292
Weighted Average Common Shares Outstanding:
Basic—for purposes of EPS and FFOPS	289,241	267,055
Diluted—for purposes of EPS	289,544	268,472
Diluted—for purposes of FFOPS	293,550	276,100
Simon Group's Debt Information
Share of Consolidated Debt	$16,796,397	$18,354,130
Share of Joint Venture Debt	6,631,037	6,552,370

Share of Total Debt	$23,427,434	$24,906,500

Simon Group's Market Capitalization
Common Stock Price at End of Period	$80.75	$79.80
Common Equity Capitalization, including common operating partnership units	$28,375,407	$27,415,533
Preferred Equity Capitalization, including preferred operating partnership units	72,526	676,021

Total Equity Market Capitalization	$28,447,933	$28,091,554

Total Capitalization—Including Simon Group's Share of Total Debt	$51,875,367	$52,998,054

	As of or for the Six Months Ended June 30,
	2010	2009
Miscellaneous Balance Sheet Data
Interest Capitalized during the Period:
Consolidated Properties	$2,483	$7,720
Joint Venture Properties	$143	$766
Simon Group's Share of Joint Venture Properties	$66	$438

        On the following pages, we present balance sheet and income statement data on a pro-rata basis reflecting our proportionate economic ownership of each asset in the Simon Group portfolio.

        Basis of Presentation: The consolidated amounts shown are prepared on a consistent basis with our consolidated financial statements. The Company's Share of Joint Ventures column was derived on a property-by-property basis by applying the same percentage interests used to arrive at our share of net income during the period and applying them to all financial statement line items of each property. A similar calculation was performed for noncontrolling interests.

 SIMON PROPERTY GROUP
Unaudited Pro-Rata Statement of Operations

	For the Three Months Ended June 30, 2010
						For the Three Months Ended June 30, 2009 Our Total Share
	Consolidated	Non- Controlling Interests	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share
REVENUE:
Minimum rent	$580,157	$(8,739)	$571,418	$193,499	$764,917	$753,545
Overage rent	14,477	(20)	14,457	10,220	24,677	25,644
Tenant reimbursements	255,693	(5,302)	250,391	91,054	341,445	344,715
Management fees and other revenues	28,349	—	28,349	—	28,349	30,055
Other income	54,890	(299)	54,591	26,514	81,105	56,026

Total revenue	933,566	(14,360)	919,206	321,287	1,240,493	1,209,985

EXPENSES:
Property operating	101,234	(2,856)	98,378	62,546	160,924	167,749
Depreciation and amortization	234,190	(2,142)	232,048	95,174	327,222	351,144
Real estate taxes	78,658	(1,361)	77,297	23,593	100,890	105,752
Repairs and maintenance	20,605	(474)	20,131	10,808	30,939	29,991
Advertising and promotion	22,282	(280)	22,002	5,408	27,410	25,170
Provision for credit losses	4,487	(123)	4,364	577	4,941	8,868
Home and regional office costs	26,744	—	26,744	—	26,744	26,670
General and administrative	5,627	—	5,627	—	5,627	5,310
Impairment charge	—	—	—	—	—	140,478
Transaction expenses	11,269	—	11,269	—	11,269	—
Other	13,003	(876)	12,127	26,974	39,101	39,992

Total operating expenses	518,099	(8,112)	509,987	225,080	735,067	901,124

OPERATING INCOME	415,467	(6,248)	409,219	96,207	505,426	308,861
Interest expense	(261,463)	3,689	(257,774)	(85,593)	(343,367)	(325,435)
Loss on extinguishment of debt	—	—	—	—	—	—
Income tax benefit of taxable REIT subsidiaries	510	—	510	—	510	143
Income from unconsolidated entities	10,614	—	10,614	(10,614)	—	—
Gain on sale or disposal of assets and interests in unconsolidated entities	20,024	—	20,024	—	20,024	—

CONSOLIDATED NET INCOME (LOSS)	185,152	(2,559)	182,593	—	182,593	(16,431)
Net income attributable to noncontrolling interests	33,313	(2,559)	30,754	—	30,754	(2,200)
Preferred dividends	(665)	—	(665)	—	(665)	6,529

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$152,504	$—	$152,504	$—	$152,504	$(20,760)

RECONCILIATION OF CONSOLIDATED NET INCOME TO FFO(1)
Consolidated Net Income (Loss)			$185,152	$—	$185,152	$(14,108)
Adjustments to Consolidated Net Income (Loss) to Arrive at FFO:
Depreciation and amortization from consolidated properties and discontinued operations			230,724	—	230,724	248,042
Simon's share of depreciation and amortization from unconsolidated entities			—	95,850	95,850	94,496
Income from unconsolidated entities			(10,614)	10,614	—	—
Gain on sale or disposal of assets and interests in unconsolidated entities			(20,024)	—	(20,024)	—
Net income attributable to noncontrolling interest holders in properties			(2,560)	—	(2,560)	(2,325)
Noncontrolling interests portion of depreciation and amortization			(2,005)	—	(2,005)	(2,274)
Preferred distributions and dividends			525	—	525	(10,682)

FFO of the Operating Partnership			$381,198	$106,464	$487,662	$313,149

Percentage of FFO of the Operating Partnership			78.17%	21.83%	100.00%	100.00%

(1)
See pages 17-18 for additional reconciliations of non-GAAP financial measures.

SIMON PROPERTY GROUP
Unaudited Pro-Rata Statement of Operations

	For the Six Months Ended June 30, 2010
						For the Six Months Ended June 30, 2009 Our Total Share
	Consolidated	Non- Controlling Interests	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share
REVENUE:
Minimum rent	$1,151,767	$(17,357)	$1,134,410	$388,585	$1,522,995	$1,499,919
Overage rent	27,688	(71)	27,617	22,603	50,220	46,241
Tenant reimbursements	511,621	(10,703)	500,918	182,969	683,887	689,840
Management fees and other revenues	56,917	—	56,917	—	56,917	60,706
Other income	110,644	(618)	110,026	51,001	161,027	124,008

Total revenue	1,858,637	(28,749)	1,829,888	645,158	2,475,046	2,420,714

EXPENSES:
Property operating	200,002	(5,741)	194,261	123,662	317,923	329,174
Depreciation and amortization	463,099	(4,230)	458,869	192,349	651,218	703,159
Real estate taxes	168,387	(2,849)	165,538	49,715	215,253	218,047
Repairs and maintenance	44,350	(1,192)	43,158	22,257	65,415	62,494
Advertising and promotion	41,118	(540)	40,578	11,719	52,297	48,918
Provision for credit losses	1,036	(30)	1,006	1,098	2,104	25,666
Home and regional office costs	44,059	—	44,059	—	44,059	52,833
General and administrative	10,739	—	10,739	—	10,739	9,358
Impairment charge	—	—	—	—	—	140,478
Transaction expenses	14,969	—	14,969	—	14,969	—
Other	28,495	(1,628)	26,867	47,579	74,446	75,083

Total operating expenses	1,016,254	(16,210)	1,000,044	448,379	1,448,423	1,665,210

OPERATING INCOME	842,383	(12,539)	829,844	196,779	1,026,623	755,504
Interest expense	(525,422)	7,319	(518,103)	(168,583)	(686,686)	(631,393)
Loss on extinguishment of debt	(165,625)	—	(165,625)	—	(165,625)	—
Income tax benefit of taxable REIT subsidiaries	308	—	308	—	308	2,666
Income from unconsolidated entities	28,196	—	28,196	(28,196)	—	—
Gain on sale or disposal of assets and interests in unconsolidated entities	26,066	—	26,066	—	26,066	—

CONSOLIDATED NET INCOME	205,906	(5,220)	200,686	—	200,686	126,777
Net income attributable to noncontrolling interests	39,084	(5,220)	33,864	—	33,864	27,711
Preferred dividends	4,945	—	4,945	—	4,945	13,058

NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$161,877	$—	161,877	$—	$161,877	$86,008

RECONCILIATION OF CONSOLIDATED NET INCOME TO FFO(1)
Consolidated Net Income			$205,906	$—	$205,906	$132,140
Adjustments to Consolidated Net Income to Arrive at FFO:
Depreciation and amortization from consolidated properties and discontinued operations			456,154	—	456,154	500,955
Simon's share of depreciation and amortization from unconsolidated entities			—	192,729	192,729	187,874
Income from unconsolidated entities			(28,196)	28,196	—	—
Gain on sale or disposal of assets and interests in unconsolidated entities			(26,066)	—	(26,066)	—
Net income attributable to noncontrolling interest holders in properties			(5,223)	—	(5,223)	(5,364)
Noncontrolling interests portion of depreciation and amortization			(3,977)	—	(3,977)	(4,236)
Preferred distributions and dividends			(6,303)	—	(6,303)	(21,388)

FFO of the Operating Partnership			$592,295	$220,925	$813,220	$789,981

Percentage of FFO of the Operating Partnership			72.83%	27.17%	100.00%	100.00%

(1)
See pages 17-18 for additional reconciliations of non-GAAP financial measures.

 SIMON PROPERTY GROUP
Unaudited Pro-Rata Balance Sheet

	As of June 30, 2010
	Consolidated	Non- Controlling Interests	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share	As of December 31, 2009 Our Total Share
ASSETS:
Investment properties, at cost	$25,296,870	$(177,262)	$25,119,608	$9,459,873	$34,579,481	$34,426,322
Less—accumulated depreciation	7,243,311	(90,373)	7,152,938	1,748,141	8,901,079	8,531,014

	18,053,559	(86,889)	17,966,670	7,711,732	25,678,402	25,895,308
Cash and cash equivalents	2,293,242	(9,517)	2,283,725	337,363	2,621,088	4,261,201
Tenant receivables and accrued revenue, net	343,588	(3,797)	339,791	170,492	510,283	541,813
Investment in unconsolidated entities, at equity	1,404,367	—	1,404,367	(1,404,367)	—	—
Deferred costs and other assets	1,168,360	(2,619)	1,165,741	192,212	1,357,953	1,341,821
Note receivable from related party	661,500	—	661,500	—	661,500	632,000

Total assets	$23,924,616	$(102,822)	$23,821,794	$7,007,432	$30,829,226	$32,672,143

LIABILITIES:
Mortgages and other indebtedness	$17,071,022	$(274,625)	$16,796,397	$6,631,037	$23,427,434	$24,906,500
Accounts payable, accrued expenses, intangibles, and deferred revenues	920,778	(8,174)	912,604	320,244	1,232,848	1,323,741
Cash distributions and losses in partnerships and joint ventures, at equity	346,177	—	346,177	(346,177)	—	—
Other liabilities and accrued dividends	178,141	(1,004)	177,137	402,328	579,465	558,383

Total liabilities	18,516,118	(283,803)	18,232,315	7,007,432	25,239,747	26,788,624

Limited partners' preferred interest in the Operating Partnership and noncontrolling redeemable interests in properties	82,997	8,068	91,065	—	91,065	128,221
Series I 6% convertible perpetual preferred stock, 19,000,000 shares authorized, 0 and 8,091,155 issued and outstanding, respectively, at liquidation value	—	—	—	—	—	404,558
EQUITY:
Stockholders' equity
Capital Stock (850,000,000 total shares authorized, $.0001 par value, 238,000,000 shares of excess common stock, 100,000,000 authorized shares of preferred stock):
Series J 8 3/8% cumulative redeemable preferred stock, 1,000,000 shares authorized, 796,948 issued and outstanding, with a liquidation value of $39,847	45,540	—	45,540	—	45,540	45,704
Common stock, $.0001 par value, 511,990,000 shares authorized, 296,815,422 and 289,866,711 issued, respectively	30	—	30	—	30	29
Class B common stock, $.0001 par value, 10,000 shares authorized, 8,000 issued and outstanding	—	—	—	—	—	—
Capital in excess of par value	7,934,140	—	7,934,140	—	7,934,140	7,547,959
Accumulated deficit	(3,154,723)	—	(3,154,723)	—	(3,154,723)	(2,955,671)
Accumulated other comprehensive loss	(69,134)	—	(69,134)	—	(69,134)	(3,088)
Common stock held in treasury at cost, 4,003,451 and 4,126,440 shares, respectively	(166,436)	—	(166,436)	—	(166,436)	(176,796)

Total stockholders' equity	4,589,417	—	4,589,417	—	4,589,417	4,458,137
Noncontrolling interests	736,084	172,913	908,997	—	908,997	892,603

Total equity	5,325,501	172,913	5,498,414	—	5,498,414	5,350,740

Total liabilities and equity	$23,924,616	$(102,822)	$23,821,794	$7,007,432	$30,829,226	$32,672,143

 SIMON PROPERTY GROUP
NOI Composition(1)
For the Six Months Ended June 30, 2010

Percent of Simon Group's Share of NOI
U.S. Portfolio NOI by State
Florida	12.9%
Texas	11.7%
California	10.7%
New York	7.4%
Massachusetts	7.1%
Georgia	5.1%
Nevada	5.0%
Indiana	4.8%
New Jersey	4.4%
Pennsylvania	4.2%

Top 10 Contributors by State	73.3%

NOI by Asset Type
Regional Malls and Premium Outlets	86.4%
The Mills	4.7%
International(2)	4.4%
Community/Lifestyle Centers	4.3%
Other	0.2%

Total	100.0%

(1)
Based on Simon Group's share of total NOI and does not reflect any property, entity or corporate-level debt.

(2)
International includes eight Premium Outlets in Japan and one Premium Outlet in both Mexico and South Korea, plus the shopping centers in France, Italy and Poland.

 SIMON PROPERTY GROUP
Analysis of Other Income and Other Expense
As of June 30, 2010
(In thousands)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2010	2009	2010	2009
Consolidated Properties
Other Income
Interest and Dividend Income	$16,209	$6,501	$23,923	$13,118
Lease Settlement Income	13,866	1,066	34,425	14,501
Gains on Land Sales	1,454	2,038	3,207	2,267
Other	23,361	25,294	49,089	50,178

Totals	$54,890	$34,899	$110,644	$80,064

Other Expense
Ground Rent	$7,801	$7,833	$16,545	$15,652
Professional Fees	3,747	5,048	6,781	7,906
Other	1,455	4,903	5,169	13,455

Totals	$13,003	$17,784	$28,495	$37,013

Transaction Expenses	$11,269	$—	$14,969	$—

 SIMON PROPERTY GROUP
Reconciliation of Non-GAAP Financial Measures
As of June 30, 2010
(in thousands, except as noted)

          This report contains measures of financial or operating performance that are not specifically defined by accounting principles generally accepted in the United States ("GAAP"), including funds from operations ("FFO"), FFO as adjusted, diluted FFO per share, diluted FFO per share as adjusted, net operating income ("NOI"), and diluted earnings per share as adjusted. FFO and NOI are performance measures that are standard in the REIT business. We believe FFO and NOI provide investors with additional information concerning our operating performance and a basis to compare our performance with those of other REITs. We also use these measures internally to monitor the operating performance of our portfolio. FFO as adjusted, diluted FFO per share as adjusted, and diluted earnings per share as adjusted measures exclude the effect of certain non-cash impairment and debt-related charges. We believe these measures provide investors with a basis to compare our current operating performance with previous periods in which we did not have those charges. Our computation of these non-GAAP measures may not be the same as similar measures reported by other REITs.

          The non-GAAP financial measures used in this report should not be considered as alternatives to net income as a measure of our operating performance or to cash flows computed in accordance with GAAP as a measure of liquidity nor are they indicative of cash flows from operating, conducting and financial activities.

          Reconciliations of each of the non-GAAP measures used in this report to the most-directly comparable GAAP measure are included in the following tables.

Reconciliation of Consolidated Net Income (Loss) to FFO and FFO as Adjusted(1)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2010	2009	2010	2009
Consolidated Net Income (Loss)(2)	$185,152	$(14,108)	$205,906	$132,140
Adjustments to Consolidated Net Income (Loss) to Arrive at FFO:
Depreciation and amortization from consolidated properties	230,724	248,042	456,154	500,955
Simon's share of depreciation and amortization from unconsolidated entities	95,850	94,496	192,729	187,874
Gain on sale or disposal of assets and interests in unconsolidated entities	(20,024)	—	(26,066)	—
Net income attributable to noncontrolling interest holders in properties	(2,560)	(2,325)	(5,223)	(5,364)
Noncontrolling interests portion of depreciation and amortization	(2,005)	(2,274)	(3,977)	(4,236)
Preferred distributions and dividends	525	(10,682)	(6,303)	(21,388)

FFO of the Operating Partnership	487,662	313,149	813,220	789,981
Impairment charge	—	140,478	—	140,478
Loss on debt extinguishment	—	—	165,625	—

FFO as adjusted of the Operating Partnership	$487,662	$453,627	$978,845	$930,459

Per Share Reconciliation:
Diluted net income (loss) attributable to common stockholders
per share	$0.52	$(0.08)	$0.56	$0.34
Adjustments to arrive at FFO:
Depreciation and amortization from consolidated properties and Simon's share of depreciation and amortization from unconsolidated entities, net of noncontrolling interests portion of depreciation and amortization	0.93	1.05	1.85	2.23
Gain on sale or disposal of assets and interests in unconsolidated entities	(0.06)	—	(0.07)	—
Impact of additional dilutive securities for FFO per share	(0.01)	(0.01)	(0.02)	(0.04)

Diluted FFO per share	$1.38	$0.96	$2.32	$2.53
Impairment charge	—	0.42	—	0.44
Loss on debt extinguishment	—	—	0.47	—

Diluted FFO as adjusted per share	$1.38	$1.38	$2.79	$2.97

SIMON PROPERTY GROUP
Reconciliation of Non-GAAP Financial Measures
As of June 30, 2010
(in thousands, except as noted)

Reconciliation of Net Income to NOI

          The Reconciliation of Net Income to NOI provides net income, which we believe is the most directly comparable GAAP financial measure, and reconciles the amounts to "Total NOI of the Simon Group Portfolio." This schedule also provides the change in NOI of comparable properties for the six months ended June 30, 2010.

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2010	2009	2010	2009
Reconciliation of NOI of consolidated Properties:
Consolidated Net Income	$185,152	$(14,108)	$205,906	$132,140
Income tax benefit of taxable REIT subsidiaries	(510)	(143)	(308)	(2,666)
Interest expense	261,463	244,443	525,422	470,479
Income from unconsolidated entities	(10,614)	(5,494)	(28,196)	(11,039)
Loss on extinguishment of debt	—	—	165,625	—
Gain on sale or disposal of assets and interests in unconsolidated entities	(20,024)	—	(26,066)	—

Operating Income	415,467	224,698	842,383	588,914
Impairment charge	—	140,478	—	140,478
Depreciation and amortization	234,190	251,685	463,099	508,022

NOI of consolidated Properties	$649,657	$616,861	$1,305,482	$1,237,414

Reconciliation of NOI of unconsolidated entities:
Net Income	$101,090	$61,217	$175,203	$111,688
Interest expense	218,018	221,269	435,181	440,420
Loss (income) from unconsolidated entities	602	(1,555)	1,041	(787)
Gain on sale or disposal of assets, net	(39,761)	—	(39,761)	—

Operating Income	279,949	280,931	571,664	551,321
Depreciation and amortization	197,047	198,025	396,084	385,488

NOI of unconsolidated entities	$476,996	$478,956	$967,748	$936,809

Total NOI of the Simon Group Portfolio	$1,126,653	$1,095,817	$2,273,230	$2,174,223

Change in NOI from prior period	2.8%	1.7%	4.6%	2.8%
Less: Joint venture partner's share of NOI	293,210	295,334	594,594	575,082

Simon Group's Share of NOI	$833,443	$800,483	$1,678,636	$1,599,141

Change in Simon Group's Share of NOI from prior period	4.1%	1.0%	5.0%	2.9%
Total NOI of Comparable Properties(3)	$810,422	$795,108	$1,615,971	$1,579,334

Increase in Total NOI of Comparable Properties(3)	1.9%		2.3%

Reconciliation of Diluted EPS to Diluted EPS as adjusted and Diluted FFO per Share to Diluted FFO Per Share as adjusted

	As of or for the Three Months Ended June 30,		As of or for the Six Months Ended June 30,
	2010	2009	2010	2009
Diluted EPS	$0.52	$(0.08)	$0.56	$0.34
Loss on debt extinguishment	—	—	0.48	—
Impairment charge	—	0.43	—	0.45

Diluted EPS as adjusted	$0.52	$0.35	$1.04	$0.79

Diluted FFO per Share (FFOPS)	$1.38	$0.96	$2.32	$2.53
Loss on debt extinguishment	—	—	0.47	—
Impairment charge	—	0.42	—	0.44

Diluted FFOPS as adjusted	$1.38	$1.38	$2.79	$2.97

SIMON PROPERTY GROUP
Footnotes to Reconciliation of Non-GAAP Financial Measures

(1)
The Company determines FFO based upon the definition set forth by the National Association of Real Estate Investment Trusts ("NAREIT"). The Company determines FFO to be our share of consolidated net income computed in accordance with GAAP, excluding real estate related depreciation and amortization, excluding gains and losses from extraordinary items, excluding gains and losses from the sales of previously depreciated operating properties, plus the allocable portion of FFO of unconsolidated joint ventures based upon economic ownership interest, and all determined on a consistent basis in accordance with GAAP.

The Company has adopted NAREIT's clarification of the definition of FFO that requires it to include the effects of nonrecurring items not classified as extraordinary, cumulative effect of accounting changes, or a gain or loss resulting from the sale of previously depreciated operating properties. We include in FFO gains and losses realized from the sale of land, outlot buildings, marketable and non-marketable securities, and investment holdings of non-retail real estate. However, you should understand that FFO does not represent cash flow from operations as defined by GAAP, should not be considered as an alternative to net income determined in accordance with GAAP as a measure of operating performance, and is not an alternative to cash flows as a measure of liquidity.

(2)
Consolidated Net Income (Loss) includes:

•
the Company's share of gains on land sales of $1.4 million and $2.0 million for the three months ended June 30, 2010 and 2009, respectively, and $3.1 million and $2.2 million for the six months ended June 30, 2010 and 2009, respectively.

•
the Company's share of straight-line adjustments to minimum rent of $9.6 million and $7.0 million for the three months ended June 30, 2010 and 2009, respectively and $14.1 million and $17.5 million for the six months ended June 30, 2010 and 2009, respectively.

•
the Company's share of the amortization of fair market value of leases from acquisitions of $4.9 million and $6.4 million for the three months ended June 30, 2010 and 2009, respectively and $9.8 million and $13.3 million for the six months ended June 30, 2010 and 2009, respectively.

•
the Company's share of debt premium amortization of $2.7 million and $3.5 million for the three months ended June 30, 2010 and 2009, respectively and $6.4 million and $7.3 million for the six months ended June 30, 2010 and 2009, respectively.

(3)
Properties that were owned in both of the periods under comparison are referred to as comparable properties. Does not include community/lifestyle centers, properties owned by SPG-FCM (the Mills portfolio) or international properties.

 SIMON PROPERTY GROUP
U.S. Portfolio GLA
As of June 30, 2010

Type of Property	GLA-Sq. Ft.	Total Owned GLA	% of Owned GLA
Regional Malls and Premium Outlets
Mall Stores	75,941,795	75,611,484	49.9%
Freestanding	4,634,810	1,868,286	1.2%
Anchors	94,904,936	25,569,341	16.9%
Office	1,949,937	1,949,937	1.3%

Regional Malls and Premium Outlets Total	177,431,478	104,999,048	69.3%
Community/Lifestyle Centers	20,193,819	13,808,810	9.1%
The Mills®	22,730,768	20,215,722	13.3%
Mills Regional Malls	17,567,263	8,744,055	5.8%
Mills Community Centers	1,014,074	962,520	0.6%

Mills Portfolio Total	41,312,105	29,922,297	19.7%
Other(1)	3,937,633	2,844,675	1.9%

Total U.S. Properties	242,875,035	151,574,830	100.0%

(1)
Consists of eleven other shopping centers and two centers that are being de-malled through a major redevelopment. These properties contribute 0.2% of Simon Group's share of total NOI.

 SIMON PROPERTY GROUP
U.S. Operational Information(1)
As of June 30, 2010

	As of or for the Six Months Ended June 30,
	2010	2009
Total Number of Properties	203	203
Total GLA (in millions of square feet)	177.4	177.8
Occupancy(2)
Consolidated Assets	93.7%	92.8%
Unconsolidated Assets	91.2%	90.9%
Total Portfolio	93.1%	92.3%
Comparable sales per square foot(3)
Consolidated Assets	$466	$449
Unconsolidated Assets	$504	$481
Total Portfolio	$474	$456
Average rent per square foot(2)
Consolidated Assets	$37.11	$36.83
Unconsolidated Assets	$43.23	$43.41
Total Portfolio	$38.62	$38.49

Historical Data:	Occupancy(2)	Comparable Sales Per Square Foot(3)	Average Rent Per Square Foot(2)
12/31/09	93.4%	$452	$38.47
12/31/08	93.8%	$480	36.69
12/31/07	94.7%	$495	34.67
12/31/06	94.3%	$475	33.14
12/31/05	94.2%	$448	32.36

Small Shop Leasing Activity for the Twelve Months Ended:

		Average Base Rent(4)
	Square Footage of Lease Openings	Lease Openings	Store Closings/ Lease Expirations	Amount of Change (Referred to as "Leasing Spread")
6/30/10	9,098,080	$40.73	$40.23	$0.50	1.2%
3/31/10	8,140,121	42.82	40.71	2.11	5.2%
12/31/09	7,648,857	43.24	38.32	4.92	12.8%
9/30/09	7,630,394	41.78	36.35	5.43	14.9%
6/30/09	7,723,034	43.73	35.68	8.05	22.6%
3/31/09	7,736,965	45.18	34.83	10.35	29.7%
12/31/08	8,425,720	43.93	34.96	8.97	20.4%
12/31/07	7,497,322	41.41	34.84	6.57	15.9%
12/31/06	6,595,918	39.78	33.26	6.52	16.4%
12/31/05	6,484,682	38.53	31.95	6.58	17.1%

(1)
Represents combined results for regional malls and Premium Outlets. Does not include information for community/lifestyle centers, properties owned by SPG-FCM (the Mills portfolio) or international properties.

(2)
Represents mall stores in regional malls and all owned gross leasable area in Premium Outlets.

(3)
Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes mall stores less than 10,000 square feet in regional malls and all owned gross leasable area in Premium Outlets.

(4)
Represents the average base rent in effect during the period for those tenants who opened as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

 SIMON PROPERTY GROUP
U.S. Lease Expirations(1)(2)
As of June 30, 2010

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 6/30/10	Percentage of Gross Annual Rental Revenues(3)
Small Shops
Month to Month Leases	793	2,343,563	$40.44	2.2%
2010 (7/1/10 - 12/31/10)	612	1,489,805	$37.50	1.3%
2011	3,090	8,806,615	$33.15	6.8%
2012	2,525	8,754,714	$33.89	6.9%
2013	2,351	7,333,754	$38.20	6.5%
2014	1,873	6,180,640	$37.84	5.4%
2015	1,751	6,496,798	$38.89	5.9%
2016	1,552	4,718,976	$42.49	4.7%
2017	1,529	5,149,668	$44.04	5.3%
2018	1,549	5,877,269	$47.13	6.4%
2019	1,350	5,238,758	$45.63	5.6%
2020	714	2,843,419	$43.60	2.9%
2021 and Thereafter	451	2,569,060	$35.45	2.1%
Specialty Leasing Agreements w/ terms in excess of 12 months	1,588	3,694,451	$14.46	1.2%
Anchor Tenants
2010 (7/1/10 - 12/31/10)	5	534,759	$4.97	0.1%
2011	13	1,590,321	$4.01	0.1%
2012	26	3,287,032	$3.86	0.3%
2013	31	3,911,542	$4.44	0.4%
2014	32	3,306,934	$4.79	0.4%
2015	28	3,523,680	$2.90	0.2%
2016	12	1,434,303	$4.03	0.1%
2017	4	608,377	$1.40	—
2018	7	687,836	$7.16	0.1%
2019	11	1,384,187	$4.06	0.1%
2020	10	887,577	$7.16	0.1%
2021 and Thereafter	29	2,777,804	$5.66	0.4%

(1)
Represents combined results for regional malls and Premium Outlets. Does not include community/lifestyle centers, properties owned by SPG-FCM (the Mills portfolio) or international properties.

(2)
Does not consider the impact of renewal options that may be contained in leases.

(3)
Annual rental revenues represent 2009 consolidated and joint venture combined base rental revenue.

 SIMON PROPERTY GROUP
U.S. Top Tenants(1)
As of June 30, 2010

Top Small Shop Tenants (sorted by percentage of total Simon Group base minimum rent)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
The Gap, Inc.	366	3,994	1.6%	3.0%
Limited Brands, Inc.	335	1,884	0.8%	2.1%
Abercrombie & Fitch Co.	227	1,614	0.7%	1.7%
Foot Locker, Inc.	388	1,516	0.6%	1.4%
Luxottica Group S.P.A	424	803	0.3%	1.1%
Zale Corporation	351	379	0.2%	1.1%
American Eagle Outfitters, Inc.	173	991	0.4%	1.0%
Genesco, Inc.	420	619	0.3%	0.9%
Express LLC	110	976	0.4%	0.9%
Phillips-Van Heusen	179	891	0.4%	0.9%

Top Anchors (sorted by percentage of total Simon Group square footage)(2)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
Macy's, Inc.	149	26,650	11.0%	0.4%
Sears Roebuck & Co.	120	18,213	7.5%	0.2%
J.C. Penney Co., Inc.	113	16,098	6.6%	0.6%
Dillard's Dept. Stores	75	11,586	4.8%	0.1%
Nordstrom, Inc.	27	4,590	1.9%	0.1%
Belk, Inc.	22	2,792	1.1%	0.3%
The Bon-Ton Stores, Inc.	22	2,180	0.9%	0.2%
Target Corporation	13	1,686	0.7%	0.0%
The Neiman Marcus Group, Inc.	10	1,265	0.5%	0.0%
Dick's Sporting Goods, Inc.	18	1,188	0.5%	0.3%
Boscov's Department Store LLC	6	1,099	0.5%	0.0%
Saks Incorporated	9	1,053	0.4%	0.2%

(1)
Represents combined results for regional malls and Premium Outlets. Does not include community/lifestyle centers, properties owned by SPG-FCM (the Mills portfolio) or international properties.

(2)
Includes space leased and owned by the anchor.

 SIMON PROPERTY GROUP
Other U.S. Operational Information
As of June 30, 2010

	As of or for the Six Months Ended June 30,
	2010	2009
Community/Lifestyle Centers
Total Number of Properties	66	70
Total GLA (in millions of square feet)	20.2	20.7
Occupancy(1)	91.6%	88.5%
Average rent per square foot(1)	$13.36	$13.37
The Mills Portfolio(2)
The Mills®
Total Number of Properties	16	16
Total GLA (in millions of square feet)	22.7	22.7
Occupancy(1)(3)	93.5%	90.9%
Comparable sales per square foot(3)(4)	$379	$369
Average rent per square foot(1)(3)	$19.57	$19.77
Mills Regional Malls(5)
Total Number of Properties	16	16
Total GLA (in millions of square feet)	17.6	17.5
Occupancy(6)	88.8%	88.4%
Comparable sales per square foot(4)	$392	$397
Average rent per square foot(6)	$35.10	$36.77

(1)
For all owned gross leasable area.

(2)
Excludes four community/lifestyle centers in the Mills portfolio.

(3)
Opry Mills has closed and is undergoing a renovation as a result of flooding. Therefore, this property has been excluded from occupancy, comparable sales per square foot and average base rent per square foot until it reopens.

(4)
Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes mall stores less than 10,000 square feet.

(5)
Does not include two regional malls in Atlanta (Gwinnett Place and Town Center at Cobb) in which the Company held a 50% interest prior to the Mills acquisition.

(6)
For mall stores.

 SIMON PROPERTY GROUP
International Operational Information
As of June 30, 2010

	As of or for the Six Months Ended June 30,
	2010	2009
International Properties(1)
European Shopping Centers
Total Number of Properties	45	51
Total GLA (in millions of square feet)	10.1	13.4
Occupancy	94.9%	96.0%
Comparable sales per square foot	€381	€409
Average rent per square foot	€28.00	€31.80
International Premium Outlets—Japan(2)
Total Number of Properties	8	7
Total GLA (in millions of square feet)	2.4	2.0
Occupancy	99.6%	99.8%
Comparable sales per square foot	¥90,507	¥91,528
Average rent per square foot	¥4,749	¥4,723

(1)
Statistics as of June 30, 2010 exclude the seven shopping centers located in France and Poland as a result of the sale of our interest in Simon Ivanhoe which closed on July 15, 2010.

(2)
Does not include Premium Outlets Punta Norte in Mexico or Yeoju Premium Outlets in South Korea.

 SIMON PROPERTY GROUP
Property Listing

Regional Malls(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
1.	McCain Mall	AR	N. Little Rock	100.0%		775,852
2.	Brea Mall	CA	Brea (Los Angeles)	100.0%		1,319,377
3.	Coddingtown Mall	CA	Santa Rosa	50.0%		841,538
4.	Fashion Valley	CA	San Diego	50.0%		1,723,287
5.	Laguna Hills Mall	CA	Laguna Hills (Los Angeles)	100.0%		866,230
6.	Santa Rosa Plaza	CA	Santa Rosa	100.0%		692,355
7.	Shops at Mission Viejo, The	CA	Mission Viejo (Los Angeles)	100.0%		1,149,624
8.	Stanford Shopping Center	CA	Palo Alto (San Francisco)	100.0%		1,362,606	(7)
9.	Westminster Mall	CA	Westminster (Los Angeles)	100.0%		1,188,283
10.	Mesa Mall(2)	CO	Grand Junction	50.0%		882,172
11.	Town Center at Aurora	CO	Aurora (Denver)	100.0%		1,081,530
12.	Crystal Mall	CT	Waterford	74.6%		782,850
13.	Aventura Mall(2)	FL	Miami Beach (Miami)	33.3%		2,098,253
14.	Avenues, The	FL	Jacksonville	25.0	%(3)	1,116,896
15.	Boynton Beach Mall	FL	Boynton Beach (Miami)	100.0%		1,100,284
16.	Coconut Point	FL	Estero	50.0%		1,199,851	(7)
17.	Coral Square	FL	Coral Springs (Miami)	97.2%		941,339
18.	Cordova Mall	FL	Pensacola	100.0%		857,472
19.	Crystal River Mall	FL	Crystal River	100.0%		420,109
20.	Dadeland Mall	FL	Miami	50.0%		1,486,843
21.	DeSoto Square	FL	Bradenton	100.0%		678,069
22.	Edison Mall	FL	Fort Myers	100.0%		1,050,839
23.	Florida Mall, The	FL	Orlando	50.0%		1,776,598
24.	Gulf View Square	FL	Port Richey (Tampa)	100.0%		753,564
25.	Indian River Mall	FL	Vero Beach	50.0%		736,658
26.	Lake Square Mall	FL	Leesburg (Orlando)	50.0%		559,088
27.	Melbourne Square	FL	Melbourne	100.0%		665,241
28.	Miami International Mall	FL	Miami	47.8%		1,071,388
29.	Orange Park Mall	FL	Orange Park (Jacksonville)	100.0%		957,944
30.	Paddock Mall	FL	Ocala	100.0%		554,033
31.	Port Charlotte Town Center	FL	Port Charlotte	80.0	%(4)	766,431
32.	Seminole Towne Center	FL	Sanford (Orlando)	45.0	%(3)	1,125,889
33.	Shops at Sunset Place, The	FL	S. Miami	37.5	%(3)	514,437
34.	St. Johns Town Center	FL	Jacksonville	50.0%		1,221,235
35.	Town Center at Boca Raton	FL	Boca Raton (Miami)	100.0%		1,753,844
36.	Treasure Coast Square	FL	Jensen Beach	100.0%		878,363
37.	Tyrone Square	FL	St. Petersburg (Tampa)	100.0%		1,095,447
38.	Gwinnett Place	GA	Duluth (Atlanta)	75.0%		1,279,507	(7)
39.	Lenox Square	GA	Atlanta	100.0%		1,543,902
40.	Mall of Georgia	GA	Buford (Atlanta)	100.0%		1,759,238
41.	Northlake Mall	GA	Atlanta	100.0%		962,133
42.	Phipps Plaza	GA	Atlanta	100.0%		818,130
43.	Town Center at Cobb	GA	Kennesaw (Atlanta)	75.0%		1,275,939
44.	Lindale Mall(2)	IA	Cedar Rapids	50.0%		689,049
45.	NorthPark Mall	IA	Davenport	50.0%		1,073,101
46.	Southern Hills Mall(2)	IA	Sioux City	50.0%		796,753
47.	SouthRidge Mall(2)	IA	Des Moines	50.0%		888,846
48.	Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100.0%		421,370
49.	Northfield Square Mall	IL	Bourbonnais	31.6	%(4)	530,011
50.	Northwoods Mall	IL	Peoria	100.0%		694,380

SIMON PROPERTY GROUP
Property Listing

Regional Malls(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
51.	Orland Square	IL	Orland Park (Chicago)	100.0%		1,210,127
52.	River Oaks Center	IL	Calumet City (Chicago)	100.0%		1,351,954	(7)
53.	SouthPark Mall	IL	Moline	50.0%		1,017,107
54.	White Oaks Mall	IL	Springfield	80.7%		930,151	(7)
55.	Castleton Square	IN	Indianapolis	100.0%		1,381,678
56.	Circle Centre	IN	Indianapolis	14.7	%(3)	735,695
57.	College Mall	IN	Bloomington	100.0%		635,596
58.	Eastland Mall	IN	Evansville	50.0%		865,160
59.	Fashion Mall at Keystone, The	IN	Indianapolis	100.0%		685,007
60.	Greenwood Park Mall	IN	Greenwood (Indianapolis)	100.0%		1,279,938
61.	Markland Mall	IN	Kokomo	100.0%		415,892
62.	Muncie Mall	IN	Muncie	100.0%		634,947
63.	Tippecanoe Mall	IN	Lafayette	100.0%		862,773
64.	University Park Mall	IN	Mishawaka	100.0%		922,681
65.	Washington Square	IN	Indianapolis	100.0%		971,921
66.	Towne East Square	KS	Wichita	100.0%		1,120,581
67.	Towne West Square	KS	Wichita	100.0%		941,485
68.	West Ridge Mall	KS	Topeka	100.0%		992,313
69.	Prien Lake Mall	LA	Lake Charles	100.0%		791,043
70.	Arsenal Mall	MA	Watertown (Boston)	100.0%		440,124	(7)
71.	Atrium Mall	MA	Chestnut Hill (Boston)	49.1%		205,369
72.	Auburn Mall	MA	Auburn	49.1%		588,270
73.	Burlington Mall	MA	Burlington (Boston)	100.0%		1,318,176
74.	Cape Cod Mall	MA	Hyannis	49.1%		721,174
75.	Copley Place	MA	Boston	98.1%		1,243,183	(7)
76.	Emerald Square	MA	North Attleboro (Providence, RI)	49.1%		1,022,547
77.	Greendale Mall	MA	Worcester (Boston)	49.1%		430,807	(7)
78.	Liberty Tree Mall	MA	Danvers (Boston)	49.1%		858,249
79.	Mall at Chestnut Hill, The	MA	Chestnut Hill (Boston)	47.2%		474,909
80.	Northshore Mall	MA	Peabody (Boston)	49.1%		1,581,885	(7)
81.	Solomon Pond Mall	MA	Marlborough (Boston)	49.1%		885,753
82.	South Shore Plaza	MA	Braintree (Boston)	100.0%		1,311,031
83.	Square One Mall	MA	Saugus (Boston)	49.1%		928,429
84.	Bowie Town Center	MD	Bowie (Washington, D.C.)	100.0%		684,341
85.	St. Charles Towne Center	MD	Waldorf (Washington, D.C.)	100.0%		980,743
86.	Bangor Mall	ME	Bangor	67.4	%(6)	652,740
87.	Maplewood Mall	MN	St. Paul (Minneapolis)	100.0%		930,013
88.	Miller Hill Mall	MN	Duluth	100.0%		805,475
89.	Battlefield Mall	MO	Springfield	100.0%		1,199,538
90.	Independence Center	MO	Independence (Kansas City)	100.0%		1,033,316
91.	SouthPark	NC	Charlotte	100.0%		1,625,431
92.	Mall at Rockingham Park, The	NH	Salem (Boston)	24.6%		1,020,003
93.	Mall of New Hampshire, The	NH	Manchester	49.1%		811,320
94.	Pheasant Lane Mall	NH	Nashua	(5)		870,060
95.	Brunswick Square	NJ	East Brunswick (New York)	100.0%		765,293
96.	Livingston Mall	NJ	Livingston (New York)	100.0%		984,701
97.	Menlo Park Mall	NJ	Edison (New York)	100.0%		1,323,005	(7)

SIMON PROPERTY GROUP
Property Listing

Regional Malls(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
98.	Ocean County Mall	NJ	Toms River (New York)	100.0%		890,283
99.	Quaker Bridge Mall	NJ	Lawrenceville	38.0	%(6)	1,098,690
100.	Rockaway Townsquare	NJ	Rockaway (New York)	100.0%		1,246,310
101.	Cottonwood Mall	NM	Albuquerque	100.0%		1,040,713
102.	Forum Shops at Caesars, The	NV	Las Vegas	100.0%		650,078
103.	Chautauqua Mall	NY	Lakewood	100.0%		423,337
104.	Jefferson Valley Mall	NY	Yorktown Heights (New York)	100.0%		580,565
105.	Roosevelt Field	NY	Garden City (New York)	100.0%		2,226,863	(7)
106.	Smith Haven Mall	NY	Lake Grove (New York)	25.0%		1,283,704
107.	Walt Whitman Mall	NY	Huntington Station (New York)	100.0%		1,027,780
108.	Westchester, The	NY	White Plains (New York)	40.0%		827,389	(7)
109.	Great Lakes Mall	OH	Mentor (Cleveland)	100.0%		1,235,889	(7)
110.	Lima Mall	OH	Lima	100.0%		739,387
111.	Richmond Town Square	OH	Richmond Heights (Cleveland)	100.0%		1,015,451
112.	Southern Park Mall	OH	Youngstown	100.0%		1,189,723
113.	Summit Mall	OH	Akron	100.0%		770,700
114.	Upper Valley Mall	OH	Springfield	100.0%		739,684
115.	Penn Square Mall	OK	Oklahoma City	94.5%		1,050,669
116.	Woodland Hills Mall	OK	Tulsa	94.5%		1,092,050
117.	Century III Mall	PA	West Mifflin (Pittsburgh)	100.0%		1,225,382	(7)
118.	Granite Run Mall	PA	Media (Philadelphia)	50.0%		1,032,551
119.	King of Prussia Mall	PA	King of Prussia (Philadelphia)	12.4	%(6)	2,615,679	(7)
120.	Lehigh Valley Mall	PA	Whitehall	37.6	%(6)	1,169,673	(7)
121.	Montgomery Mall	PA	North Wales (Philadelphia)	60.0	%(6)	1,147,599
122.	Oxford Valley Mall	PA	Langhorne (Philadelphia)	65.0	%(6)	1,332,185	(7)
123.	Ross Park Mall	PA	Pittsburgh	100.0%		1,211,364
124.	South Hills Village	PA	Pittsburgh	100.0%		1,141,314	(7)
125.	Springfield Mall(2)	PA	Springfield (Philadelphia)	38.0	%(6)	589,251
126.	Plaza Carolina	PR	Carolina (San Juan)	100.0%		1,077,584	(7)
127.	Anderson Mall	SC	Anderson	100.0%		671,885
128.	Haywood Mall	SC	Greenville	100.0%		1,231,012
129.	Empire Mall(2)	SD	Sioux Falls	50.0%		1,073,805
130.	Rushmore Mall(2)	SD	Rapid City	50.0%		835,328
131.	Knoxville Center	TN	Knoxville	100.0%		978,110	(7)
132.	Oak Court Mall	TN	Memphis	100.0%		848,963	(7)
133.	West Town Mall	TN	Knoxville	50.0%		1,335,972
134.	Wolfchase Galleria	TN	Memphis	94.5%		1,152,528
135.	Barton Creek Square	TX	Austin	100.0%		1,429,130
136.	Broadway Square	TX	Tyler	100.0%		627,793
137.	Cielo Vista Mall	TX	El Paso	100.0%		1,242,923
138.	Domain, The	TX	Austin	100.0%		1,092,885	(7)
139.	Firewheel Town Center	TX	Garland (Dallas)	100.0%		1,004,259	(7)
140.	Galleria, The	TX	Houston	50.4%		2,223,664
141.	Ingram Park Mall	TX	San Antonio	100.0%		1,125,713
142.	Irving Mall	TX	Irving (Dallas)	100.0%		1,053,116
143.	La Plaza Mall	TX	McAllen	100.0%		1,200,344
144.	Lakeline Mall	TX	Cedar Park (Austin)	100.0%		1,097,943
145.	Longview Mall	TX	Longview	100.0%		638,588
146.	Midland Park Mall	TX	Midland	100.0%		617,465

SIMON PROPERTY GROUP
Property Listing

Regional Malls(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
147.	North East Mall	TX	Hurst (Dallas)	100.0%		1,670,828
148.	Rolling Oaks Mall	TX	San Antonio	100.0%		883,401	(7)
149.	Sunland Park Mall	TX	El Paso	100.0%		917,534
150.	Valle Vista Mall	TX	Harlingen	100.0%		650,885
151.	Apple Blossom Mall	VA	Winchester	49.1%		439,832
152.	Charlottesville Fashion Square	VA	Charlottesville	100.0%		569,830
153.	Chesapeake Square	VA	Chesapeake (Virginia Beach)	75.0	%(4)	792,537
154.	Fashion Centre at Pentagon City, The	VA	Arlington (Washington, DC)	42.5%		989,008	(7)
155.	Valley Mall	VA	Harrisonburg	50.0%		506,269
156.	Virginia Center Commons	VA	Glen Allen	100.0%		785,270
157.	Columbia Center	WA	Kennewick	100.0%		768,318
158.	Northgate Mall	WA	Seattle	100.0%		1,058,640
159.	Tacoma Mall	WA	Tacoma (Seattle)	100.0%		1,265,091
160.	Bay Park Square	WI	Green Bay	100.0%		710,802
161.	Forest Mall	WI	Fond Du Lac	100.0%		500,174

	Total Regional Mall GLA					159,881,804

Premium Outlets

	Property Name	State	City (Metro Area Served)	Legal Ownership	Total Gross Leasable Area
1.	Camarillo Premium Outlets	CA	Camarillo (Los Angeles)	100.0%	673,953
2.	Carlsbad Premium Outlets	CA	Carlsbad (San Diego)	100.0%	288,045
3.	Desert Hills Premium Outlets	CA	Cabazon (Palm Springs)	100.0%	501,822
4.	Folsom Premium Outlets	CA	Folsom (Sacramento)	100.0%	296,035
5.	Gilroy Premium Outlets	CA	Gilroy (San Jose)	100.0%	577,891
6.	Las Americas Premium Outlets	CA	San Diego	100.0%	560,858
7.	Napa Premium Outlets	CA	Napa	100.0%	179,392
8.	Petaluma Village Premium Outlets	CA	Petaluma	100.0%	195,772
9.	Vacaville Premium Outlets	CA	Vacaville	100.0%	437,464
10.	Clinton Crossing Premium Outlets	CT	Clinton	100.0%	276,173
11.	Orlando Premium Outlets	FL	Orlando	100.0%	549,537
12.	St. Augustine Premium Outlets	FL	St. Augustine (Jacksonsville)	100.0%	328,557
13.	North Georgia Premium Outlets	GA	Dawsonville (Atlanta)	100.0%	540,358
14.	Waikele Premium Outlets	HI	Waipahu (Honolulu)	100.0%	209,937
15.	Chicago Premium Outlets	IL	Aurora (Chicago)	100.0%	437,359
16.	Edinburgh Premium Outlets	IN	Edinburgh (Indianapolis)	100.0%	377,703
17.	Lighthouse Place Premium Outlets	IN	Michigan City	100.0%	454,325
18.	Wrentham Village Premium Outlets	MA	Wrentham (Boston)	100.0%	635,983
19.	Kittery Premium Outlets	ME	Kittery	100.0%	264,553
20.	Albertville Premium Outlets	MN	Albertville (Minneapolis)	100.0%	429,566
21.	Osage Beach Premium Outlets	MO	Osage Beach	100.0%	393,169
22.	Carolina Premium Outlets	NC	Smithfield	100.0%	438,953
23.	Jackson Premium Outlets	NJ	Jackson (New York)	100.0%	285,719
24.	Jersey Shore Premium Outlets	NJ	Tinton Falls (New York)	100.0%	434,436
25.	Liberty Village Premium Outlets	NJ	Flemington (New York)	100.0%	164,373

SIMON PROPERTY GROUP
Property Listing

Premium Outlets

	Property Name	State	City (Metro Area Served)	Legal Ownership	Total Gross Leasable Area
26.	Las Vegas Outlet Center	NV	Las Vegas	100.0%	469,110
27.	Las Vegas Premium Outlets	NV	Las Vegas	100.0%	538,681
28.	Waterloo Premium Outlets	NY	Waterloo	100.0%	417,617
29.	Woodbury Common Premium Outlets	NY	Central Valley (New York)	100.0%	844,715
30.	Aurora Farms Premium Outlets	OH	Aurora (Cleveland)	100.0%	300,446
31.	Cincinnati Premium Outlets	OH	Monroe (Cincinnati)	100.0%	398,798
32.	Columbia Gorge Premium Outlets	OR	Troutdale (Portland)	100.0%	163,881
33.	Philadelphia Premium Outlets	PA	Limerick (Philadelphia)	100.0%	549,106
34.	The Crossings Premium Outlets	PA	Tannersville	100.0%	411,196
35.	Puerto Rico Premium Outlets	PR	Barceloneta	100.0%	344,534
36.	Allen Premium Outlets	TX	Allen (Dallas)	100.0%	441,602
37.	Houston Premium Outlets	TX	Cypress (Houston)	100.0%	425,514
38.	Rio Grande Valley Premium Outlets	TX	Mercedes (McAllen)	100.0%	584,790
39.	Round Rock Premium Outlets	TX	Round Rock (Austin)	100.0%	488,561
40.	Leesburg Corner Premium Outlets	VA	Leesburg (Washington D.C.)	100.0%	517,709
41.	Seattle Premium Outlets	WA	Tulalip (Seattle)	100.0%	443,809
42.	Johnson Creek Premium Outlets	WI	Johnson Creek	100.0%	277,672

	Total U.S. Premium Outlets GLA				17,549,674

	Total Regional Mall and U.S. Premium Outlets GLA				177,431,478

FOOTNOTES:

(1)
Does not include the regional malls in the Mills portfolio.

(2)
This property is managed by a third party.

(3)
The Operating Partnership's direct and indirect interests in some of the properties held as joint venture interests are subject to preferences on distributions in favor of other partners or the Operating Partnership.

(4)
The Operating Partnership receives substantially all the economic benefit of the property due to a preference or advance.

(5)
The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this property.

(6)
The Operating Partnership's indirect ownership interest is through an approximately 76% ownership interest in Kravco Simon Investments.

(7)
Includes office space as follows:

Arsenal Mall—52,847 sq. ft.	Oak Court Mall—126,583 sq. ft.
Century III Mall—30,032 sq. ft.	Oxford Valley Mall—110,324 sq. ft.
Copley Place—867,301 sq. ft.	Plaza Carolina—28,436 sq. ft.
Fashion Centre at Pentagon City, The—169,089 sq. ft.	River Oaks Center—116,912 sq. ft.
Firewheel Town Center—75,017 sq. ft.	Rolling Oaks Mall—6,383 sq. ft.
Greendale Mall—119,860 sq. ft.	Roosevelt Field—1,610 sq. ft.
Gwinnett Place—32,603 sq. ft.	South Hills Village—4,361 sq. ft.
King of Prussia Mall—13,250 sq. ft.	Stanford Shopping Center—5,748 sq. ft.
Knoxville Center—1,455 sq. ft.	The Domain—92,954 sq. ft.
Lehigh Valley Mall—11,754 sq. ft.	The Westchester—820 sq. ft.
Menlo Park Mall—52,424 sq. ft.	White Oaks Mall—17,807 sq. ft.
Northshore Mall—12,367 sq. ft.

SIMON PROPERTY GROUP
Property Listing

Community/Lifestyle Centers(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
1.	Plaza at Buckland Hills, The	CT	Manchester	41.3	%(3)	330,022
2.	Gaitway Plaza	FL	Ocala	32.2	%(3)	208,755
3.	Highland Lakes Center	FL	Orlando	100.0%		492,328
4.	Indian River Commons	FL	Vero Beach	50.0%		255,942
5.	Pier Park	FL	Panama City Beach	100.0%		816,710
6.	Royal Eagle Plaza	FL	Coral Springs (Miami)	42.0	%(3)	199,059
7.	Terrace at The Florida Mall	FL	Orlando	100.0%		346,693
8.	Waterford Lakes Town Center	FL	Orlando	100.0%		949,678
9.	West Town Corners	FL	Altamonte Springs (Orlando)	32.2	%(3)	385,643
10.	Westland Park Plaza	FL	Orange Park (Jacksonville)	32.2	%(3)	163,254
11.	Mall of Georgia Crossing	GA	Buford (Atlanta)	100.0%		440,670
12.	Bloomingdale Court	IL	Bloomingdale (Chicago)	100.0%		630,359
13.	Countryside Plaza	IL	Countryside (Chicago)	100.0%		403,756
14.	Crystal Court	IL	Crystal Lake (Chicago)	37.9	%(3)	278,978
15.	Forest Plaza	IL	Rockford	100.0%		428,039
16.	Lake Plaza	IL	Waukegan (Chicago)	100.0%		215,568
17.	Lake View Plaza	IL	Orland Park (Chicago)	100.0%		367,686
18.	Lincoln Crossing	IL	O'Fallon (St. Louis)	100.0%		243,326
19.	Matteson Plaza	IL	Matteson (Chicago)	100.0%		270,892
20.	North Ridge Plaza	IL	Joliet (Chicago)	100.0%		303,469
21.	White Oaks Plaza	IL	Springfield	100.0%		391,474
22.	Willow Knolls Court	IL	Peoria	35.7	%(3)	382,377
23.	Clay Terrace	IN	Carmel (Indianapolis)	50.0%		503,706
24.	Eastland Convenience Center	IN	Evansville	50.0%		175,639
25.	Greenwood Plus	IN	Greenwood (Indianapolis)	100.0%		155,319
26.	Hamilton Town Center	IN	Noblesville (Indianapolis)	50.0%		655,490
27.	Keystone Shoppes	IN	Indianapolis	100.0%		29,140
28.	Markland Plaza	IN	Kokomo	100.0%		90,527
29.	Muncie Plaza	IN	Muncie	100.0%		172,621
30.	New Castle Plaza	IN	New Castle	100.0%		91,648
31.	Northwood Plaza	IN	Fort Wayne	100.0%		208,076
32.	Teal Plaza	IN	Lafayette	100.0%		101,087
33.	Tippecanoe Plaza	IN	Lafayette	100.0%		90,522
34.	University Center	IN	Mishawaka	100.0%		150,524
35.	Village Park Plaza	IN	Carmel (Indianapolis)	35.7	%(3)	549,623
36.	Washington Plaza	IN	Indianapolis	100.0%		50,107
37.	West Ridge Plaza	KS	Topeka	100.0%		254,159
38.	St. Charles Towne Plaza	MD	Waldorf (Washington, D.C.)	100.0%		394,491
39.	Regency Plaza	MO	St. Charles (St. Louis)	100.0%		287,473
40.	Ridgewood Court	MS	Jackson	35.7	%(3)	369,500
41.	Dare Centre	NC	Kill Devil Hills	100.0%		168,707
42.	MacGregor Village	NC	Cary	100.0%		144,042
43.	North Ridge Shopping Center	NC	Raleigh	100.0%		166,667
44.	Rockaway Commons	NJ	Rockaway (New York)	100.0%		150,680
45.	Rockaway Town Plaza	NJ	Rockaway (New York)	100.0%		459,241
46.	Cobblestone Court	NY	Victor	35.7	%(3)	265,477
47.	Great Lakes Plaza	OH	Mentor (Cleveland)	100.0%		164,154

SIMON PROPERTY GROUP
Property Listing

Community/Lifestyle Centers(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
48.	Lima Center	OH	Lima	100.0%		236,878
49.	DeKalb Plaza	PA	King of Prussia (Philadelphia)	50.3	%(4)	101,742
50.	Henderson Square	PA	King of Prussia (Philadelphia)	76.0	%(4)	107,376
51.	Lincoln Plaza	PA	King of Prussia (Philadelphia)	65.0	%(4)	267,965
52.	Whitehall Mall	PA	Whitehall	38.0	%(4)	588,618
53.	Charles Towne Square	SC	Charleston	100.0%		71,794
54.	Empire East(2)	SD	Sioux Falls	50.0%		297,278
55.	Arboretum at Great Hills	TX	Austin	100.0%		206,267
56.	Gateway Shopping Center	TX	Austin	100.0%		512,955
57.	Ingram Plaza	TX	San Antonio	100.0%		111,518
58.	Lakeline Plaza	TX	Cedar Park (Austin)	100.0%		387,430
59.	Palms Crossing	TX	McAllen	100.0%		337,249
60.	Richardson Square	TX	Richardson (Dallas)	100.0%		517,265
61.	Shops at Arbor Walk, The	TX	Austin	100.0%		442,585
62.	Shops at North East Mall, The	TX	Hurst (Dallas)	100.0%		365,008
63.	Wolf Ranch Town Center	TX	Georgetown (Austin)	100.0%		626,251
64.	Chesapeake Center	VA	Chesapeake (Virginia Beach)	100.0%		305,935
65.	Fairfax Court	VA	Fairfax (Washington, D.C.)	41.3	%(3)	254,302
66.	Martinsville Plaza	VA	Martinsville	100.0%		102,105

	Total Community/Lifestyle Center GLA					20,193,819

FOOTNOTES:

(1)
Does not include the community centers in Mills portfolio.

(2)
This property is managed by a third party.

(3)
Outside partner receives substantially all of the economic benefit due to a partner preference.

(4)
The Operating Partnership's indirect ownership interest is through an approximately 76% ownership interest in Kravco Simon Investments.

SIMON PROPERTY GROUP
Property Listing

The Mills Portfolio

	Property Name	State	City (CBSA)	SPG Share of Legal Ownership		Total Gross Leasable Area
	The Mills®
1.	Arizona Mills	AZ	Tempe (Phoenix)	25.0%		1,244,647
2.	Arundel Mills	MD	Hanover (Baltimore)	29.6%		1,293,152
3.	Colorado Mills	CO	Lakewood (Denver)	18.8	%(1)	1,098,160
4.	Concord Mills	NC	Concord (Charlotte)	29.6	%(1)	1,333,938
5.	Discover Mills	GA	Lawrenceville (Atlanta)	25.0	%(1)	1,182,988
6.	Franklin Mills	PA	Philadelphia	50.0%		1,742,887
7.	Grapevine Mills	TX	Grapevine (Dallas)	29.6%		1,777,631
8.	Great Mall	CA	Milpitas (San Jose)	50.0%		1,363,019
9.	Gurnee Mills	IL	Gurnee (Chicago)	50.0%		1,810,747
10.	Katy Mills	TX	Katy (Houston)	31.3	%(1)	1,554,799
11.	Ontario Mills	CA	Ontario (Riverside)	25.0%		1,479,478
12.	Opry Mills	TN	Nashville	50.0%		1,159,849
13.	Potomac Mills	VA	Prince William (Washington, D.C.)	50.0%		1,537,980
14.	Sawgrass Mills	FL	Sunrise (Miami)	50.0%		2,257,040
15.	St. Louis Mills	MO	Hazelwood (St. Louis)	25.0	%(1)	1,174,813
16.	The Block at Orange	CA	Orange (Los Angeles)	25.0%		719,640

	Subtotal The Mills GLA®					22,730,768
	Regional Malls(3)
17.	Briarwood Mall	MI	Ann Arbor	25.0%		973,413
18.	Del Amo Fashion Center	CA	Torrance (Los Angeles)	25.0%		2,381,717	(2)
19.	Dover Mall	DE	Dover	34.1%		886,402
20.	Esplanade, The	LA	Kenner (New Orleans)	50.0%		898,907
21.	Falls, The	FL	Miami	25.0%		807,237
22.	Galleria at White Plains, The	NY	White Plains (New York)	50.0%		863,277
23.	Hilltop Mall	CA	Richmond (San Francisco)	25.0%		1,077,067
24.	Lakeforest Mall	MD	Gaithersburg (Washington, D.C.)	25.0%		1,046,321
25.	Mall at Tuttle Crossing, The	OH	Dublin (Columbus)	25.0%		1,111,539
26.	Marley Station	MD	Glen Burnie (Baltimore)	25.0%		1,069,142
27.	Meadowood Mall	NV	Reno	25.0%		876,502	(2)
28.	Northpark Mall	MS	Ridgeland	50.0%		955,837
29.	Shops at Riverside, The	NJ	Hackensack (New York)	50.0%		769,821
30.	Southdale Center	MN	Edina (Minneapolis)	50.0%		1,339,259	(2)
31.	Southridge Mall	WI	Greendale (Milwaukee)	50.0%		1,212,202
32.	Stoneridge Shopping Center	CA	Pleasanton (San Francisco)	25.0%		1,298,620

	Subtotal Regional Malls GLA					17,567,263
	Community Centers
33.	Denver West Village	CO	Lakewood (Denver)	18.8%		310,160
34.	Arundel Mills Marketplace	MD	Hanover (Baltimore)	29.6%		101,613
35.	Concord Mills Marketplace	NC	Concord (Charlotte)	50.0%		230,683
36.	Liberty Plaza	PA	Philadelphia	50.0%		371,618

	Subtotal Community Centers GLA					1,014,074

	Total Mills Properties GLA					41,312,105

(1)
The Operating Partnership's direct and indirect interests in some of the properties held as joint venture interests are subject to preferences on distributions in favor of other partners or the Operating Partnership.

(2)
Includes office space as follows:
Del Amo Fashion Center—114,413 sq. ft.
Meadowood Mall—6,013 sq. ft.
Southdale Center—20,295 sq. ft.

(3)
Does not include two regional malls in Atlanta (Gwinnett Place and Town Center at Cobb) in which we already held a 50% interest prior to the Mills acquisition.

SIMON PROPERTY GROUP
Property Listing

International Properties(5)

	Property Name	City (Metropolitan area)	SPG Effective Ownership		Total Gross Leasable Area(1)
	ITALY
	Ancona:
1.	Ancona	Ancona	49.0	%(3)	165,200
2.	Senigallia	Senigallia (Ancona)	49.0%		82,800
	Ascoli Piceno:
3.	Grottammare	Grottammare (Ascoli Piceno)	49.0%		94,800
4.	Porto Sant'Elpidio	Porto Sant'Elpidio (Ascoli Piceno)	49.0%		162,300
	Bari:
5.	Casamassima	Casamassima (Bari)	49.0%		547,800
6.	Modugno	Modugno (Bari)	49.0%		143,500
	Bergamo:
7.	Bergamo	Bergamo	49.0	%(3)	119,900
	Brescia:
8.	Concesio	Concesio (Brescia)	49.0	%(3)	117,500
9.	Mazzano	Mazzano (Brescia)	49.0	%(2)	230,700
	Brindisi:
10.	Mesagne	Mesagne (Brindisi)	49.0%		228,600
	Cagliari:
11.	Marconi	Marconi (Cagliari)	49.0	%(3)	193,400
12.	Santa Gilla	Santa Gilla (Cagliari)	49.0	%(2)	190,700
	Catania:
13.	Catania	Catania	24.0%		641,700
14.	La Rena	La Rena (Catania)	49.0%		146,200
15.	Misterbianco	Misterbianco (Catania)	49.0	%(3)	99,300
	Lecco:
16.	Merate	Merate (Lecco)	49.0	%(3)	162,000
	Milan (Milano):
17.	Cesano Boscone	Cescano Boscone (Milano)	49.0	%(3)	283,900
18.	Cinisello	Cinisello (Milano)	49.0%		375,600
19.	Nerviano	Nerviano (Milano)	49.0	%(3)	111,600
20.	Rescaldina	Rescaldina (Milano)	49.0%		377,100
21.	Vimodrone	Vimodrone (Milano)	49.0%		190,600
	Monza:
22.	Monza	Monza	49.0	%(3)	211,700
	Naples (Napoli):
23.	Argine	Argine (Napoli)	24.0%		296,200
24.	Giugliano	Giugliano (Napoli)	49.0	%(4)	754,500
25.	Mugnano di Napoli	Mugnano (Napoli)	49.0	%(3)	192,900
26.	Pompei	Pompei (Napoli)	49.0%		91,400
27.	Vulcano Buono	Nola (Napoli)	22.1%		876,000

SIMON PROPERTY GROUP
Property Listing

International Properties(5)

	Property Name	City (Metropolitan area)	SPG Effective Ownership		Total Gross Leasable Area(1)
	Olbia:
28.	Olbia	Olbia	49.0	%(3)	207,600
	Padova:
29.	Padova	Padova	49.0%		105,800
	Palermo:
30.	Palermo	Palermo	49.0%		82,900
	Pesaro:
31.	Fano	Fano (Pesaro)	49.0%		112,300
	Pescara:
32.	Cepagatti	Cepagatti (Pescara)	49.0%		269,800
33.	Pescara	Pescara	49.0%		161,500
	Piacenza:
34.	San Rocco al Porto	San Rocco al Porto (Piacenza)	49.0%		179,200
	Rome (Roma):
35.	Casalbertone	Roma	49.0	%(3)	147,600
36.	Collatina	Collatina (Roma)	49.0%		63,600
	Sassari:
37.	Predda Niedda	Predda Niedda (Sassari)	49.0	%(2)	233,700
	Taranto:
38.	Taranto	Taranto	49.0%		201,700
	Turin (Torino):
39.	Cuneo	Cuneo (Torino)	49.0%		282,200
40.	Rivoli	Rivoli (Torino)	49.0	%(3)	94,100
41.	Torino	Torino	49.0%		171,800
42.	Venaria	Venaria (Torino)	49.0%		165,600
	Venice (Venezia):
43.	Mestre	Mestre (Venezia)	49.0%		246,700
	Verona:
44.	Bussolengo	Bussolengo (Verona)	49.0	%(3)	164,600
	Vicenza:
45.	Vicenza	Vicenza	49.0%		98,500

	Subtotal Italy GLA				10,077,100
	JAPAN
46.	Ami Premium Outlets	Ami (Tokyo)	40.0%		224,500
47.	Gotemba Premium Outlets	Gotemba City (Tokyo)	40.0%		481,900
48.	Kobe-Sanda Premium Outlets	Kobe (Osaka)	40.0%		364,900
49.	Rinku Premium Outlets	Izumisano (Osaka)	40.0%		323,800
50.	Sano Premium Outlets	Sano (Tokyo)	40.0%		392,300
51.	Sendai-Izumi Premium Outlets	Izumi Park Town (Sendai)	40.0%		164,200
52.	Toki Premium Outlets	Toki (Nagoya)	40.0%		233,400
53.	Tosu Premium Outlets	Fukuoka (Kyushu)	40.0%		239,800

	Subtotal Japan GLA				2,424,800

SIMON PROPERTY GROUP
Property Listing

International Properties(5)

	Property Name	City (Metropolitan area)	SPG Effective Ownership	Total Gross Leasable Area(1)
	MEXICO
54.	Premium Outlets Punta Norte	Mexico City	50.0%	244,200

	Subtotal Mexico GLA			244,200
	SOUTH KOREA
55.	Yeoju Premium Outlets	Seoul	50.0%	249,900

	Subtotal South Korea GLA			249,900

	TOTAL INTERNATIONAL ASSETS GLA			12,996,000

FOOTNOTES:

(1)
All gross leasable area listed in square feet.

(2)
This property is held partially in fee and partially encumbered by a leasehold on the premise which entitles the lessor to the majority of the economics of the portion of the property subject to the leasehold.

(3)
These properties are encumbered by a leasehold on the entire premises which entitles the lessor the majority of the economics of the property.

(4)
Gallerie Commerciali Italia owns 100% of the shopping gallery at this center which consists of 177,600 sf of leaseable area. In addition, Galleria Commerciali Italia owns a 40% interest in the retail parks at this center, which consist of 446,900 sf of leasable area.

(5)
Excludes the seven shopping centers located in France and Poland as a result of the sale of our interest in Simon Ivanhoe which closed on July 15, 2010.

 SIMON PROPERTY GROUP
U.S. Anchor/Big Box Openings
2010 - 2011

Property Name/Location	Property Type	New Tenant	Former Tenant
Openings through June 30, 2010
Anderson Mall—Anderson, SC	Regional Mall	Books-A-Million	Goody's
Arizona Mills—Tempe (Phoenix), AZ	Mills	Sea Life Center	Circuit City
Arundel Mills Marketplace—Hanover (Baltimore), MD	Mills Community Center	H.H. Gregg	Circuit City
Block at Orange, The—Orange (Los Angeles), CA	Mills	H&M	Hilo Hattie
Concord Mills—Concord (Charlotte), NC	Mills	Best Buy	Circuit City
Grapevine Mills—Grapevine (Dallas), TX	Mills	Off Broadway Shoe Warehouse	Western Warehouse
Great Mall—Milpitas (San Jose), CA	Mills	Bed Bath & Beyond	Steve & Barry's
Gulf View Square—Port Richey (Tampa), FL	Regional Mall	T.J. Maxx	Linens 'n Things
Katy Mills—Katy (Houston), TX	Mills	Off Broadway Shoe Warehouse	Boot Town
Lehigh Valley Mall—Whitehall, PA	Regional Mall	H.H. Gregg	Linens 'n Things
Lincoln Plaza—King of Prussia (Philadelphia), PA	Community/Lifestyle Ctr.	H.H. Gregg	Circuit City
Menlo Park Mall—Edison (New York), NJ	Regional Mall	Fortunoff Backyard Store	Steve & Barry's
South Shore Plaza—Braintree (Boston), MA	Regional Mall	Nordstrom	Macy's (1)
Whitehall Mall—Lehigh, PA	Regional Mall	Buy Buy Baby	Weis Markets
Openings Projected for the Remainder of 2010
Avenues, The—Jacksonville, FL	Regional Mall	Forever 21	Belk
Chesapeake Square—Chesapeake, VA	Regional Mall	Burlington Coat Factory	Dillard's
Coddingtown Mall—Santa Rosa, CA	Regional Mall	Whole Foods	Ralph's Grocery
Colorado Mills—Lakewood (Denver), CO	Mills	Burlington Coat Factory	Steve & Barry's
Franklin Mills—Philadelphia, PA	Mills	Forever 21	N/A
Great Lakes Plaza—Mentor (Cleveland), OH	Community/Lifestyle Ctr.	H.H. Gregg	Circuit City
Lima Mall—Lima, OH	Regional Mall	MC Sporting Goods	N/A
Miller Hill Mall—Duluth, MN	Regional Mall	Ulta	Champs & Charter
Potomac Mills—Prince William, VA	Mills	Bloomingdale's Outlet	N/A
Ross Park Mall—Pittsburgh, PA	Regional Mall	Crate & Barrel	N/A
Santa Rosa Plaza—Santa Rosa, CA	Regional Mall	Forever 21	Mervyns
South Shore Plaza—Braintree (Boston), MA	Regional Mall	Target	N/A
Tacoma Mall—Tacoma (Seattle), WA	Regional Mall	Forever 21	Nordstrom (2)
Village Park Plaza—Carmel (Indianapolis), IN	Community/Lifestyle Ctr.	Hobby Lobby	Ashley Furniture
White Oaks Plaza—Springfield, IL	Community/Lifestyle Ctr.	Ulta	N/A
Openings Projected for 2011
Cottonwood Mall—Albuquerque, NM	Regional Mall	Ulta	N/A
Esplanade, The—Kenner (New Orleans), LA	Regional Mall	Target	Mervyn's
Virginia Center Commons—Glen Allen, VA	Regional Mall	Burlington Coat Factory	Dillard's

(1)
Macy's had two locations at this center, one of which was recaptured for redevelopment.

(2)
Opened Nordstrom in a new location at this center in 2008; former Nordstrom store was recaptured for redevelopment.

 SIMON PROPERTY GROUP
Capital Expenditures
For the Six Months Ended June 30, 2010
(In thousands)

		Unconsolidated Properties
	Consolidated Properties	Total	Simon Group's Share
New development projects	$18,221	$25,319	$12,579
Redevelopment projects with incremental GLA and/or anchor replacement	38,197	25,277	11,014
Renovations with no incremental GLA	648	650	325
Tenant allowances:
Retail	67,111	22,602	8,857
Office	340	—	—
Operational capital expenditures at properties:
CAM expenditures(1)	6,156	16,945	7,593
Non-CAM expenditures	3,330	2,067	919

Totals	$134,003	$92,860	$41,287

Less: Conversion from accrual to cash basis	(5,325)	(7,465)

Capital Expenditures for the Six Months Ended 6/30/10(2)	$128,678	$85,395

Capital Expenditures for the Six Months Ended 6/30/09(2)	$239,711	$159,811

(1)
Expenditures included in the pool of expenses allocated to tenants as common area maintenance or CAM.

(2)
Agrees with the line item "Capital expenditures" on the Combined Statements of Cash Flows for the consolidated properties. No statement of cash flows is prepared for the joint venture properties as this is not required by the SEC or GAAP; however, the above reconciliation was completed in the same manner as the reconciliation for the consolidated properties.

 SIMON PROPERTY GROUP
U.S. Development Activity Report(1)
Project Overview and Construction-in-Progress
As of June 30, 2010

								Construction-in-Progress
Property/ Location	Project Description	The Company's Ownership Percentage	Projected Opening	Projected Gross Cost(2) (in millions)	Projected Net Cost (in millions)	The Company's Share of Net Cost	Stabilized Rate of Return	Total	The Company's Share
Houston Premium Outlets Cypress (Houston), TX	116,000 square foot expansion of upscale outlet center anchored by Saks Fifth Avenue Off 5th	100%	11/10	$25	$25	$25	14%	$7.7	$7.7
Las Vegas Outlet Center Las Vegas, NV	70,000 square foot expansion of upscale outlet center and center renovation	100%	3/11	$25	$25	$25	9%	$0.9	$0.9
Ross Park Mall	Addition of Crate & Barrel	100%	11/10	$7	$7	$7	10%	$7.0	$7.0
Pittsburgh, PA
Other								$45.9	$35.7

Total Construction in Progress(3)								$61.5	$51.3

(1)
Cost and return are based upon current budget assumptions. Actual costs may vary.

(2)
Projected Gross Cost includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs.

(3)
Does not include our international properties.

 SIMON PROPERTY GROUP
International Development Activity Report*
Project Overview, Construction-in-Progress
As of June 30, 2010

Shopping center/ Location (Metropolitan area)	Project Description	The Company's Ownership Percentage of Project	Opening	The Company's Share of Projected Net Cost* (in millions)
New Development Projects:
Korea:
Paju Premium Outlets—Paju, South Korea(1)	328,000 square foot upscale outlet center with approximately 160 shops	50.0%	April 2011	KRW 60,640
Expansions:
Toki Premium Outlets—Toki, Japan(2)	62,000 square foot phase III expansion	40.0%	July 2010	JPY 864
Tosu Premium Outlets—Fukuoka, Japan(2)	54,000 square foot phase III expansion	40.0%	July 2011	JPY 1,263

*
Cost is based upon current budget assumptions. Actual costs may vary.

(1)
Construction loan in place.

(2)
Construction loan in place to fund 70% of costs; remaining 30% to be funded by operating cash flow.

 SIMON PROPERTY GROUP
Total Debt Amortization and Maturities by Year (Our Share)
As of June 30, 2010
(In thousands)

Year	Our Share of Unsecured Consolidated Debt	Our Share of Secured Consolidated Debt	Our Share of Unconsolidated Joint Venture Debt	Our Share of Unconsolidated The Mills L.P. Debt	Our Share of Total Debt
2010	400,000	348,616	299,802	84,270	1,132,688
2011	382,766	535,195	522,770	125,493	1,566,224
2012	390,705	1,313,531	443,980	744,386	2,892,602
2013	1,466,628	921,493	481,501	252,042	3,121,664
2014	1,800,000	880,589	159,954	804,811	3,645,354
2015	1,600,000	54,072	738,379	135,639	2,528,090
2016	1,300,000	680,012	594,780	105,858	2,680,650
2017	500,000	576,165	331,939	532,000	1,940,104
2018	1,000,000	5,058	11,836	—	1,016,894
2019	650,000	131,526	8,031	—	789,557
Thereafter	1,850,000	17,974	186,922	60,436	2,115,332

Face Amounts of Indebtedness	$11,340,099	$5,464,231	$3,779,894	$2,844,935	$23,429,159
Premiums (Discounts) on Indebtedness, Net	(14,813)	6,880	—	6,208	(1,725)

Our Share of Total Indebtedness	$11,325,286	$5,471,111	$3,779,894	$2,851,143	$23,427,434

Debt Covenant Compliance Ratios

Senior Unsecured Debt Covenants(1)	Required		Actual		Compliance
Total Debt to Total Assets	≤65%		45%		Yes
Total Secured Debt to Total Assets	≤50%		23%		Yes
Fixed Charge Coverage Ratio	>1.5	X	2.7	X	Yes
Total Unencumbered Assets to Unsecured Debt	≥125%		270%		Yes

(1)
Covenants for indentures dated June 7, 2005 and later. Covenants and other provisions of prior supplemental indentures apply to all unsecured debt for as long as any securities issued under prior supplemental indentures remain outstanding or until the covenants in the prior supplemental indentures have been amended. For a complete listing of all debt covenants related to our senior unsecured debt, as well as definitions of the above terms, please refer to Simon Property Group, L.P. filings with the Securities and Exchange Commission.

 SIMON PROPERTY GROUP
Summary of Indebtedness
As of June 30, 2010
(In thousands)

	Total Indebtedness	Our Share of Indebtedness	Weighted Average End of Period Interest Rate	Weighted Average Years to Maturity
Consolidated Indebtedness
Mortgage Debt
Fixed Rate	$4,394,049	$4,123,294	6.31%	4.2
Floating Rate Debt	1,344,643	1,340,937	1.62%	1.9

Total Mortgage Debt	5,738,692	5,464,231	5.16%	3.6
Unsecured Debt
Fixed Rate	10,840,093	10,840,093	6.13%	6.8
Revolving Credit Facility—US Tranche	57,000	57,000	2.45%	2.8
Revolving Credit Facility—Yen Currency	264,685	264,685	2.26%	2.8
Revolving Credit Facility—Euro Currency	178,321	178,321	2.59%	2.8

Total Revolving Credit Facility	500,006	500,006	2.40%	2.8
Total Unsecured Debt	11,340,099	11,340,099	5.96%	6.6
Premium	34,089	33,925
Discount	(41,858)	(41,858)

Consolidated Mortgages and Other Indebtedness(2)	$17,071,022	$16,796,397	5.70%	5.6

Joint Venture Indebtedness
Mortgage Debt
Fixed Rate	$7,378,350	$3,261,837	5.66%	4.6
Floating Rate Debt (Hedged)(1)	184,235	54,465	3.61%	1.1
Floating Rate Debt	969,453	463,592	2.53%	2.9
Mills Limited Partnership Debt	7,401,000	2,844,935	4.97%	4.3

Total Mortgage Debt	15,933,038	6,624,829
Premium	14,032	6,792
Discount	(1,177)	(584)

Joint Venture Mortgages and Other Indebtedness	$15,945,893	$6,631,037	5.13%	4.3

Our Share of Total Indebtedness		$23,427,434	5.54%	5.3
Summary of our share of Fixed and Variable Rate Debt
Consolidated
Fixed	89.0%	14,955,454	6.18%	6.1
Variable	11.0%	1,840,943	1.83%	2.2

	100.0%	16,796,397	5.70%	5.6
Joint Venture
Fixed	82.7%	5,482,733	5.74%	4.7
Variable	17.3%	1,148,304	2.19%	2.4

	100.0%	$6,631,037	5.13%	4.3

Total Debt		23,427,434

Total Fixed Debt	87.2%	20,438,187	6.06%	5.7

Total Variable Debt	12.8%	2,989,247	1.97%	2.3

(1)
These debt obligations are hedged by interest rate cap agreements.

(2)
Amounts give effect to outstanding derivative instruments as footnoted on the Summary of Indebtedness by Maturity.

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of June 30, 2010
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Consolidated Indebtedness:
Copley Place	(27)	08/01/10		1.00%	Variable	Secured	200,000	196,294
Simon Property Group, LP (Sr. Notes)		08/15/10		4.88%	Fixed	Unsecured	400,000	400,000
Coral Square	(27)	10/01/10		8.00%	Fixed	Secured	80,888	78,639
Crystal River		11/11/10	(21)	7.63%	Fixed	Secured	14,548	14,548
Port Charlotte Town Center		12/11/10	(21)	7.98%	Fixed	Secured	50,112	40,090
Oxford Valley Mall		01/10/11		6.76%	Fixed	Secured	70,487	45,810
Simon Property Group, LP (Sr. Notes)		01/20/11		7.75%	Fixed	Unsecured	77,639	77,639
CPG Partners, LP (Sr. Notes)		02/01/11		8.25%	Fixed	Unsecured	83,588	83,588
Simon Property Group, LP (Sr. Notes)		06/01/11		5.38%	Fixed	Unsecured	120,022	120,022
Henderson Square		07/01/11		6.94%	Fixed	Secured	14,234	10,814
Ingram Park Mall	(6)	08/11/11		6.99%	Fixed	Secured	75,193	75,193
Knoxville Center	(6)	08/11/11		6.99%	Fixed	Secured	56,941	56,941
Northlake Mall	(6)	08/11/11		6.99%	Fixed	Secured	65,687	65,687
Towne West Square	(6)	08/11/11		6.99%	Fixed	Secured	49,219	49,219
Simon Property Group, LP (Sr. Notes)		09/01/11		5.60%	Fixed	Unsecured	101,517	101,517
Gateway Shopping Center		10/01/11		5.89%	Fixed	Secured	87,000	87,000
Tacoma Mall		10/01/11		7.00%	Fixed	Secured	119,235	119,235
Simon Property Group, LP (Sr. Notes)		03/01/12		5.00%	Fixed	Unsecured	159,753	159,753
Secured Term Loan	(2)	03/05/12		1.05%	Variable	Secured	735,000	735,000
Simon Property Group, LP (Sr. Notes)		05/01/12		5.75%	Fixed	Unsecured	74,245	74,245
Gwinnett Place		06/08/12		5.68%	Fixed	Secured	115,000	86,250
Town Center at Cobb		06/08/12		5.74%	Fixed	Secured	280,000	210,000
CPG Partners, LP (Sr. Notes)		06/15/12		6.88%	Fixed	Unsecured	50,642	50,642
Simon Property Group, LP (Sr. Notes)		08/28/12		6.35%	Fixed	Unsecured	106,065	106,065
Anderson Mall		10/10/12		6.20%	Fixed	Secured	27,013	27,013
Century III Mall	(4)	10/10/12		6.20%	Fixed	Secured	79,741	79,741
Forest Mall	(5)	10/10/12		6.20%	Fixed	Secured	16,038	16,038
Highland Lakes Center	(4)	10/10/12		6.20%	Fixed	Secured	14,784	14,784
Longview Mall	(4)	10/10/12		6.20%	Fixed	Secured	30,015	30,015
Markland Mall	(5)	10/10/12		6.20%	Fixed	Secured	21,235	21,235
Midland Park Mall	(5)	10/10/12		6.20%	Fixed	Secured	31,001	31,001
Richmond Towne Square	(5)	10/10/12		6.20%	Fixed	Secured	43,543	43,543
CPG Partners, LP (Sr. Notes)		01/15/13		6.00%	Fixed	Unsecured	69,334	69,334
The Factory Shoppes at Branson Meadows	(9)	03/10/13	(21)	9.10%	Fixed	Secured	8,938	8,938
North Ridge Shopping Center	(9)	03/10/13	(21)	9.10%	Fixed	Secured	7,860	7,860
MacGregor Village	(9)	03/10/13	(21)	9.10%	Fixed	Secured	6,436	6,436
Dare Centre	(9)	03/10/13	(21)	9.10%	Fixed	Secured	1,600	1,600
Factory Stores of America	(9)	03/10/13	(21)	9.10%	Fixed	Secured	15,443	15,443

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of June 30, 2010
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness		Our Share of Indebtedness
Carolina Premium Outlets—Smithfield	(9)	03/10/13	(21)	9.10%	Fixed	Secured		19,218		19,218
The Crossings Premium Outlets		03/13/13		5.85%	Fixed	Secured		51,724		51,724
Simon Property Group, LP (Sr. Notes)		03/15/13		5.45%	Fixed	Unsecured		122,288		122,288
Revolving Credit Facility—USD		03/31/13		2.45%	Variable	Unsecured		57,000		57,000
Revolving Credit Facility—Yen Currency		03/31/13		2.26%	Variable	Unsecured	(13)	264,685		264,685
Revolving Credit Facility—Euro Currency		03/31/13		2.59%	Variable	Unsecured	(14)	178,321	(30)	178,321
Simon Property Group, LP (Sr. Notes)		05/30/13		5.30%	Fixed	Unsecured		700,000		700,000
Stanford Shopping Center	(2)	07/01/13		2.50%	Variable	Secured		240,000		240,000
Battlefield Mall		07/01/13		4.60%	Fixed	Secured		91,822		91,822
Kittery Premium Outlets	(2)(8)	07/10/13	(16)	5.39%	Fixed	Secured		43,556		43,556
Lighthouse Place Premium Outlets	(2)(8)	07/10/13	(16)	5.39%	Fixed	Secured		88,623		88,623
Waterloo Premium Outlets	(2)(8)	07/10/13	(16)	5.39%	Fixed	Secured		72,822		72,822
Retail Property Trust (Sr. Notes)		09/01/13		7.18%	Fixed	Unsecured		75,000		75,000
Texas Lifestyle Centers Secured Loan	(2)	09/23/13	(16)	3.88%	Fixed	Secured		260,000		260,000
Simon Property Group, LP (Sr. Notes)		01/30/14		4.90%	Fixed	Unsecured		200,000		200,000
Northfield Square		02/11/14		6.05%	Fixed	Secured		27,963		8,836
Puerto Rico Premium Outlets		05/01/14	(23)	3.75%	Variable	Secured		75,070		75,070
Montgomery Mall		05/11/14	(21)	5.17%	Fixed	Secured		86,940		52,164
Simon Property Group, LP (Sr. Notes)		05/15/14		6.75%	Fixed	Unsecured		1,100,000		1,100,000
Plaza Carolina—Fixed		06/01/14		7.50%	Fixed	Secured		89,099		89,099
Plaza Carolina—Variable Swapped	(16)	06/01/14		7.63%	Fixed	Secured		98,207		98,207
SB Boardman Plaza Holdings		07/01/14		5.94%	Fixed	Secured		22,759		22,759
Desoto Square		07/01/14		5.89%	Fixed	Secured		63,471		63,471
Upper Valley Mall		07/01/14		5.89%	Fixed	Secured		47,395		47,395
Washington Square		07/01/14		5.94%	Fixed	Secured		29,603		29,603
West Ridge Mall		07/01/14		5.89%	Fixed	Secured		67,981		67,981
Philadelphia Premium Outlets	(2)(16)	07/30/14		4.19%	Fixed	Secured		190,000		190,000
Chesapeake Square		08/01/14		5.84%	Fixed	Secured		69,405		52,053
Brunswick Square		08/11/14		5.65%	Fixed	Secured		81,607		81,607
Simon Property Group, LP (Sr. Notes)		08/15/14		5.63%	Fixed	Unsecured		500,000		500,000
Regency Plaza	(2)(7)	12/14/14	(23)	5.50%	Variable	Secured		3,951		3,951
St. Charles Towne Plaza	(2)(7)	12/14/14	(23)	5.50%	Variable	Secured		25,683		25,683
West Ridge Plaza	(2)(7)	12/14/14	(23)	5.50%	Variable	Secured		4,939		4,939
DeKalb Plaza		01/01/15		5.28%	Fixed	Secured		2,881		1,450
Lake View Plaza		01/01/15		8.00%	Fixed	Secured		15,942		15,942
Simon Property Group, LP (Sr. Notes)		02/01/15		4.20%	Fixed	Unsecured		400,000		400,000
Simon Property Group, LP (Sr. Notes)		06/15/15		5.10%	Fixed	Unsecured		600,000		600,000
Bloomingdale Court		11/01/15		8.15%	Fixed	Secured		26,417		26,417
Simon Property Group, LP (Sr. Notes)		12/01/15		5.75%	Fixed	Unsecured		600,000		600,000

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of June 30, 2010
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Retail Property Trust (Sr. Notes)		03/15/16	7.88%	Fixed	Unsecured	250,000	250,000
Penn Square Mall		04/01/16	7.75%	Fixed	Secured	98,969	93,522
Simon Property Group, LP (Sr. Notes)		05/01/16	6.10%	Fixed	Unsecured	400,000	400,000
Arsenal Mall HCHP		05/05/16	8.20%	Fixed	Secured	911	911
Las Americas Premium Outlets		06/11/16	5.84%	Fixed	Secured	180,000	180,000
Greenwood Park Mall	(22)	08/01/16	8.00%	Fixed	Secured	79,447	79,447
South Park Mall	(22)	08/01/16	8.00%	Fixed	Secured	196,631	196,631
Walt Whitman Mall	(22)	08/01/16	8.00%	Fixed	Secured	121,156	121,156
White Oaks Mall		11/01/16	5.54%	Fixed	Secured	50,000	40,339
Simon Property Group, LP (Sr. Notes)		12/01/16	5.25%	Fixed	Unsecured	650,000	650,000
Simon Property Group, LP (Sr. Notes)		03/01/17	5.88%	Fixed	Unsecured	500,000	500,000
Wolfchase Galleria		04/01/17	5.64%	Fixed	Secured	225,000	212,616
Valle Vista Mall		05/10/17	5.35%	Fixed	Secured	40,000	40,000
Summit Mall		06/10/17	5.42%	Fixed	Secured	65,000	65,000
Independence Center		07/10/17	5.94%	Fixed	Secured	200,000	200,000
Bangor Mall		10/01/17	6.15%	Fixed	Secured	80,000	53,880
Simon Property Group, LP (Sr. Notes)		05/30/18	6.13%	Fixed	Unsecured	800,000	800,000
Simon Property Group, LP (Sr. Notes)		06/15/18	7.38%	Fixed	Unsecured	200,000	200,000
Simon Property Group, LP (Sr. Notes)		04/01/19	10.35%	Fixed	Unsecured	650,000	650,000
Woodland Hills Mall		04/05/19	7.79%	Fixed	Secured	96,503	91,164
Forest Plaza	(15)	10/10/19	7.50%	Fixed	Secured	18,823	18,823
Lakeline Plaza	(15)	10/10/19	7.50%	Fixed	Secured	17,634	17,634
Muncie Plaza	(15)	10/10/19	7.50%	Fixed	Secured	7,331	7,331
White Oaks Plaza	(15)	10/10/19	7.50%	Fixed	Secured	14,662	14,662
Simon Property Group, LP (Sr. Notes)		02/01/20	5.65%	Fixed	Unsecured	1,250,000	1,250,000
Sunland Park Mall		01/01/26	8.63%	Fixed	Secured	32,356	32,356
Simon Property Group, LP (Sr. Notes)		02/01/40	6.75%	Fixed	Unsecured	600,000	600,000

Total Consolidated Indebtedness at Face Value						17,078,791	16,804,330

Premium on Fixed-Rate Indebtedness						34,089	33,925
Discount on Fixed-Rate Indebtedness						(41,858)	(41,858)

Total Consolidated Indebtedness						17,071,022	16,796,397

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of June 30, 2010
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness		Our Share of Indebtedness
Joint Venture Indebtedness:
Coddingtown Mall	(31)	07/31/10		1.50%	Variable	Secured		15,500		15,500
Apple Blossom Mall		09/10/10		7.99%	Fixed	Secured		34,687		17,044
Auburn Mall		09/10/10		7.99%	Fixed	Secured		40,764		20,030
Shops at Sunset Place, The		11/09/10		2.58%	Variable	Secured		76,385		28,644
Springfield Mall		12/01/10		1.45%	Variable	Secured		72,300		27,467
Florida Mall, The		12/10/10		7.55%	Fixed	Secured		240,943		120,472
Galleria Commerciali Italia—Catania		12/17/10		1.50%	Variable	Secured	(10)	85,272		41,783
Atrium at Chestnut Hill		03/11/11	(21)	6.89%	Fixed	Secured		43,401		21,326
Cape Cod Mall		03/11/11		6.80%	Fixed	Secured		88,104		43,292
Bay 1 (Torcy)—Fixed		05/31/11		4.15%	Fixed	Secured	(11)	15,212	(29)	7,606
Bay 1 (Torcy)—Variable		05/31/11		1.47%	Variable	Secured	(11)	1,962	(29)	981
Bay 2 (Torcy)—Fixed		06/30/11		4.24%	Fixed	Secured	(11)	56,241	(29)	28,121
Bay 2 (Torcy)—Variable		06/30/11		1.47%	Variable	Secured	(11)	7,831	(29)	3,916
Seminole Towne Center	(2)	08/09/11		3.35%	Variable	Secured		67,850	(19)	8,821
Villabe A6—Bel'Est—Fixed		08/31/11		6.16%	Fixed	Secured	(11)	8,529	(29)	4,265
Villabe A6—Bel'Est—Variable		08/31/11		1.47%	Variable	Secured	(11)	2,178	(29)	1,089
Wilenska Station Shopping Center—Fixed		08/31/11		5.05%	Fixed	Secured	(11)	22,811	(29)	11,406
Wilenska Station Shopping Center—Variable		08/31/11		2.23%	Variable	Secured	(11)	13,734	(29)	6,867
Fashion Centre Pentagon Retail		09/11/11	(21)	6.63%	Fixed	Secured		147,908		62,861
Toki Premium Outlets—Fixed		10/31/11		1.80%	Fixed	Secured	(12)	8,800		3,520
Domain Residential Building P	(2)	11/07/11		2.35%	Variable	Secured		3,666		1,833
Galleria Commerciali Italia—Facility A	(2)	12/22/11		5.37%	Fixed	Secured	(10)	281,095		137,737
Galleria Commerciali Italia—Facility B		12/22/11		5.85%	Fixed	Secured	(10)	278,617		136,522
Tosu Premium Outlets—Variable		01/31/12		0.66%	Variable	Secured	(12)	10,831		4,332
Dadeland Mall		02/11/12	(21)	6.75%	Fixed	Secured		178,966		89,483
Square One		03/11/12		6.73%	Fixed	Secured		85,181		41,856
Cobblestone Court		05/05/12	(24)	5.00%	Variable	Secured		2,542	(19)	127
Hamilton Town Center	(2)	05/29/12		1.95%	Variable	Secured		95,283		47,642
Arkadia Shopping Center		05/31/12		4.68%	Fixed	Secured	(11)	124,884	(29)	62,442
Arkadia Shopping Center—2		05/31/12		6.73%	Fixed	Secured	(11)	142,834	(29)	71,417
Gotemba Premium Outlets—Variable		05/31/12		0.66%	Variable	Secured	(12)	7,773		3,109
Yeoju Premium Outlets		07/31/12		5.86%	Variable	Secured	(26)	6,570		3,285
Crystal Mall		09/11/12	(21)	5.62%	Fixed	Secured		93,608		69,802
Fashion Centre Pentagon Office	(2)	10/01/12	(24)	5.50%	Variable	Secured		40,000		17,000
SouthPark Residential		02/23/13		3.10%	Variable	Secured		21,111		8,444
Emerald Square Mall		03/01/13		5.13%	Fixed	Secured		128,056		62,924
Avenues, The		04/01/13		5.29%	Fixed	Secured		70,492	(19)	10,574
Paju Premium Outlets		04/01/13		5.58%	Variable	Secured	(26)	2,464		1,232
Circle Centre Mall		04/11/13		5.02%	Fixed	Secured		70,599	(19)	2,824
Domain Residential Phase II	(2)	07/22/13		2.35%	Variable	Secured		35,836		17,918
Solomon Pond		08/01/13		3.97%	Fixed	Secured		106,070		52,120
Tosu Premium Outlets—Fixed		08/24/13		1.49%	Fixed	Secured	(12)	7,535		3,014
Miami International Mall		10/01/13		5.35%	Fixed	Secured		92,474		44,180
Fashion Valley Mall		10/09/13	(24)	4.00%	Variable	Secured		350,000		175,000

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of June 30, 2010
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness		Our Share of Indebtedness
Liberty Tree Mall		10/11/13		5.22%	Fixed	Secured		35,000		17,198
Domain Westin	(2)	10/15/13		2.30%	Variable	Secured		35,514		17,757
Galleria Commerciali Italia—Giugliano A		10/20/13		4.77%	Fixed	Secured	(10)	32,962		16,151
Galleria Commerciali Italia—Giugliano B		10/20/13		4.78%	Fixed	Secured	(10)	30,388		14,890
Galleria Commerciali Italia—Giugliano C		10/20/13		5.19%	Fixed	Secured	(10)	12,525		6,137
Kobe Sanda Premium Outlets—Fixed		01/31/14		1.49%	Fixed	Secured	(12)	22,536		9,014
Kobe Sanda Premium Outlets—Variable		01/31/14		0.92%	Variable	Secured	(12)	54,943		21,977
Northshore Mall		03/11/14	(21)	5.03%	Fixed	Secured		199,948		98,249
Gotemba Premium Outlets—Fixed		10/25/14		1.56%	Fixed	Secured	(12)	63,387		25,355
Indian River Commons		11/01/14		5.21%	Fixed	Secured		9,570		4,785
Indian River Mall		11/01/14		5.21%	Fixed	Secured		64,839		32,420
Rinku Premium Outlets		11/25/14		1.85%	Fixed	Secured	(12)	29,170		11,668
St. Johns Town Center		03/11/15		5.06%	Fixed	Secured		169,619		84,810
Galleria Commerciali Italia—Cinisello—Fixed		03/31/15		5.38%	Fixed	Secured	(10)	90,270		44,232
Galleria Commerciali Italia—Cinisello—Variable		03/31/15		1.52%	Variable	Secured	(10)	63,063		30,901
St. John's Town Center Phase II	(2)(16)	05/10/15		5.50%	Fixed	Secured		77,500		38,750
Gaitway Plaza		07/01/15		4.60%	Fixed	Secured		13,900	(19)	0
Plaza at Buckland Hills, The		07/01/15		4.60%	Fixed	Secured		24,800	(19)	0
Ridgewood Court		07/01/15		4.60%	Fixed	Secured		14,650	(19)	733
Village Park Plaza		07/01/15		4.60%	Fixed	Secured		29,850	(19)	3,582
West Town Corners		07/01/15		4.60%	Fixed	Secured		18,800	(19)	0
Clay Terrace		10/01/15		5.08%	Fixed	Secured		115,000		57,500
Mall of New Hampshire		10/05/15		6.23%	Fixed	Secured		133,963		65,826
Houston Galleria—1		12/01/15		5.44%	Fixed	Secured		643,583		324,173
Houston Galleria—2		12/01/15		5.44%	Fixed	Secured		177,417		89,365
Smith Haven Mall		03/01/16		5.16%	Fixed	Secured		180,000		45,000
Quaker Bridge Mall		04/01/16		7.03%	Fixed	Secured		18,215		6,920
Eastland Mall		06/01/16		5.79%	Fixed	Secured		168,000		84,000
Empire Mall		06/01/16		5.79%	Fixed	Secured		176,300		88,150
Granite Run Mall		06/01/16		5.83%	Fixed	Secured		115,694		57,847
Mesa Mall		06/01/16		5.79%	Fixed	Secured		87,250		43,625
Rushmore Mall		06/01/16		5.79%	Fixed	Secured		94,000		47,000
Southern Hills Mall		06/01/16		5.79%	Fixed	Secured		101,500		50,750
Valley Mall		06/01/16		5.83%	Fixed	Secured		45,048		22,524
Greendale Mall		10/01/16		6.00%	Fixed	Secured		45,000		22,112
Firewheel Residential	(2)	11/20/16		5.91%	Fixed	Secured		22,949		11,475
Coconut Point	(25)	12/10/16		5.83%	Fixed	Secured		230,000		115,000
King of Prussia Mall—1		01/01/17		7.49%	Fixed	Secured		120,093		14,831
King of Prussia Mall—2		01/01/17		8.53%	Fixed	Secured		8,465		1,045
Mall at Rockingham		03/10/17		5.61%	Fixed	Secured		260,000		63,879
California Department Stores		11/01/17		6.53%	Fixed	Secured		31,300		10,432
West Town Mall		12/01/17		6.34%	Fixed	Secured		210,000		105,000
Aventura Mall		12/11/17		5.91%	Fixed	Secured		430,000		143,333

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of June 30, 2010
(In thousands)

Property Name	Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness		Our Share of Indebtedness
Sano Premium Outlets	05/31/18	0.55%	Variable	Secured	(12)	44,639		17,856
Sendai Premium Outlets	10/31/18	0.51%	Variable	Secured	(12)	36,441		14,576
Whitehall Mall	11/01/18	7.00%	Fixed	Secured		11,872		4,510
Westchester, The	05/05/20	6.00%	Fixed	Secured		374,627		149,851
Lehigh Valley Mall	07/05/20	5.88%	Fixed	Secured		140,000		52,654
AMI Premium Outlets	09/25/23	2.09%	Fixed	Secured	(12)	130,549		52,223

Joint Venture Indebtedness at Face Value						8,532,038		3,779,894
Mills Indebtedness at Face Value (detail in The Mills Limited Partnership Summary)						7,401,000		2,844,935

Total Joint Venture and Mills Indebtedness at Face Value						15,933,038		6,624,829

Premium on JV Fixed-Rate Indebtedness						14,032		6,792
Discount on JV Fixed-Rate Indebtedness						(1,177)		(584)

Total Joint Venture Indebtedness						15,945,893	(20)	6,631,037	(17)

Our Share of Total Indebtedness								23,427,434

SIMON PROPERTY GROUP
The Mills Limited Partnership
Summary of Indebtedness by Maturity
As of June 30, 2010
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness		Our Share of Indebtedness
Mills Indebtedness:
Lakeforest Mall		08/08/10		4.90%	Fixed	Secured	141,050		35,263
Arizona Mills	(28)	10/05/10		7.90%	Fixed	Secured	130,961		32,740
Net Leases I		10/10/10		7.96%	Fixed	Secured	26,501		13,250
Denver West Village		10/01/11		8.15%	Fixed	Secured	21,636		4,057
Colorado Mills		11/12/11		2.13%	Variable	Secured	158,425	(19)	29,705
Shops at Riverside, The	(2)	11/14/11		1.15%	Variable	Secured	138,000		69,000
Discover Mills—1		12/11/11		7.32%	Fixed	Secured	23,700	(19)	2,500
Discover Mills—2		12/11/11		6.08%	Fixed	Secured	135,000	(19)	14,243
St. Louis Mills		01/08/12		6.39%	Fixed	Secured	90,000		35,352
Meadowood Mall		01/09/12		1.22%	Variable	Secured	144,984		36,246
Dover Mall & Commons	(2)(3)	02/01/12		2.30%	Variable	Secured	83,756		28,515
Esplanade, The	(2)(3)	02/01/12		2.30%	Variable	Secured	75,136		37,568
Galleria at White Plains	(2)(3)	02/01/12		2.30%	Variable	Secured	125,566		62,783
Northpark Mall—Mills	(2)(3)	02/01/12		2.30%	Variable	Secured	105,543		52,772
Southridge Mall		04/01/12		5.23%	Fixed	Secured	124,000		62,000
Mills Senior Loan Facility	(2)	06/07/12		1.60%	Variable	Secured	695,000		347,500
Marley Station		07/01/12		4.89%	Fixed	Secured	114,400		28,600
Hilltop Mall		07/08/12		4.99%	Fixed	Secured	64,350		16,088
Concord Mills Mall		12/07/12		6.13%	Fixed	Secured	162,450		32,084
Katy Mills		01/09/13		6.69%	Fixed	Secured	142,334		17,792
Del Amo	(2)	01/23/13		1.85%	Variable	Secured	335,000		83,750
Southdale Center		04/01/13		5.18%	Fixed	Secured	158,406		79,203
Mall at Tuttle Crossing		11/05/13		5.05%	Fixed	Secured	113,606		28,402
Ontario Mills	(2)(16)	12/05/13		4.98%	Fixed	Secured	175,000		43,750
Arundel Marketplace		01/01/14		5.92%	Fixed	Secured	11,307		3,353
Concord Marketplace		02/01/14		5.76%	Fixed	Secured	13,146		6,573
Sawgrass Mills		07/01/14		5.82%	Fixed	Secured	820,000		410,000
Arundel Mills		08/01/14		6.14%	Fixed	Secured	385,000		114,056
Grapevine Mills	(2)(16)	09/22/14		5.91%	Fixed	Secured	270,000		80,001
Block at Orange		10/01/14		6.25%	Fixed	Secured	220,000		55,000
Opry Mills		10/10/14		6.16%	Fixed	Secured	280,000		140,000
Great Mall of the Bay Area	(2)	08/28/15		6.01%	Fixed	Secured	270,000		135,000
Falls, The		11/30/16		7.50%	Fixed	Secured	115,057		28,764
Stoneridge Shopping Center	(25)	11/30/16		7.50%	Fixed	Secured	227,788		56,833
Briarwood Mall	(25)	11/30/16		7.50%	Fixed	Secured	119,025		29,756
Liberty Plaza		06/01/17		5.68%	Fixed	Secured	43,000		21,500
Franklin Mills		06/01/17		5.65%	Fixed	Secured	290,000		145,000
Gurnee Mills		07/01/17		5.77%	Fixed	Secured	321,000		160,500
Potomac Mills		07/11/17		5.83%	Fixed	Secured	410,000		205,000
Net Leases II		01/10/23		9.35%	Fixed	Secured	20,873		10,436
TMLP Trust Preferred Unsecured Securities		03/30/36	(18)	7.38%	Fixed	Unsecured	100,000		50,000

Mills Indebtedness at Face Value							7,401,000		2,844,935

(Footnotes on following page)

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of June 30, 2010
(In thousands)

(Footnotes for preceding pages)

Footnotes:

(1)
Variable rate debt interest rates are based on the following base rates as of June 30, 2010: LIBOR at .35%; 3 MONTH EURIBOR at .77%, YEN LIBOR at .16%; and 91 Day Korean CD rate at 2.46%.

(2)
Includes applicable extensions available at our option.

(3)
These four properties are secured by cross-collateralized and cross-defaulted mortgages.

(4)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(5)
These four properties are secured by cross-collateralized and cross-defaulted mortgages.

(6)
These four properties are secured by cross-collateralized and cross-defaulted mortgages.

(7)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(8)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(9)
These properties are secured by cross-collateralized and cross-defaulted mortgages. Factory Stores of America includes Boaz, Georgetown, Graceville, Lebanon, Nebraska City and Story City.

(10)
Amounts shown in USD Equivalent. Euro equivalent is 716.1 million. Associated with Facility A and B, Giugliano, and a portion of Cinisello are interest rate swap agreements with a total combined 594.6 million euros notional amount that effectively fixes Facility A and B, Giugliano, and a portion of Cinisello at a combined 4.88%.

(11)
Amounts shown in USD Equivalent. Euro equivalent is 324.6 million. Associated with Arkadia and portions of Bay 1 (Torcy), Bay 2 (Torcy), Wilenska and Villabe are interest rate swap agreements with a total combined 301.3 million euros notional amount that effectively fix these loans at a combined 5.44%.

(12)
Amounts shown in USD Equivalent. Yen equivalent is 36,926.3 million.

(13)
Amounts shown in USD Equivalent. Balance includes borrowings on multi-currency tranche of Yen 23,465.0 million.

(14)
Amounts shown in USD Equivalent. Balance includes borrowings on multi-currency tranche of Euro 146.1 million.

(15)
These four properties are secured by cross-collateralized and cross-defaulted mortgages.

(16)
Through an interest rate swap agreement, interest is essentially fixed at the all-in rate presented.

(17)
Our share of indebtedness for joint ventures excludes our share of indebtedness of $140.8 million in joint venture entities in which Gallerie Commerciali Italia holds a non-controlling interest.

(18)
Upon the initial maturity date of 3/30/11, pricing re-sets every 3 months based on an index of 3 month LIBOR + 2.45%.

(19)
Our share of indebtedness for these joint venture property loans includes the impact of outside partner preferences and/or unreturned capital contributions which are in excess of our share of the net assets and investment in equity of the property.

(20)
Total joint venture indebtedness does not include the secured debt on The Mall at The Source.

(21)
The Anticipated Repayment Date is the date reflected as the Maturity Date. The loan documents state longer term Maturity Dates (between 2028 and 2035) subject to certain pre-negotiated provisions.

(22)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(23)
Through an interest rate floor agreement, the LIBOR rate is currently fixed at 1.50%.

(24)
Through an interest rate floor agreement, the LIBOR rate is currently fixed at 1.00%.

(25)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(26)
Amounts shown in USD Equivalent. Won equivalent is 11,000.0 million.

(27)
Loan was paid off after 6/30/10.

(28)
Loan was refinanced after 6/30/10 for $175.0 million at a fixed rate of 5.75% with a maturity of 7/01/20.

(29)
On July 15, 2010, we sold our ownership interests in Simon Ivanhoe, at which time all outstanding property indebtedness was assumed by the buyer.

(30)
On July 23, 2010, the entire outstanding balance was paid off with proceeds from the sale of our interests in Simon Ivanhoe.

(31)
Loan was refinanced after 6/30/10 for $29.0 million at a variable rate of LIBOR plus 290 basis points with a maturity of 7/01/14.

 SIMON PROPERTY GROUP
Unencumbered Assets
As of June 30, 2010

Property Name	City	State
Regional Malls:
McCain Mall	N. Little Rock	AR
Brea Mall	Brea	CA
Laguna Hills Mall	Laguna Hills	CA
Santa Rosa Plaza	Santa Rosa	CA
Shops at Mission Viejo, The	Mission Viejo	CA
Westminster Mall	Westminster	CA
Town Center at Aurora	Aurora	CO
Boynton Beach Mall	Boynton Beach	FL
Cordova Mall	Pensacola	FL
Edison Mall	Fort Meyers	FL
Gulf View Square	Port Richey	FL
Lake Square Mall	Leesburg	FL
Melbourne Square	Melbourne	FL
Orange Park Mall	Orange Park	FL
Paddock Mall	Ocala	FL
Town Center at Boca Raton	Boca Raton	FL
Treasure Coast Square	Jensen Beach	FL
Tyrone Square	St. Petersburg	FL
Lenox Square	Atlanta	GA
Mall of Georgia	Atlanta	GA
Phipps Plaza	Atlanta	GA
Lindale Mall	Cedar Rapids	IA
NorthPark Mall	Davenport	IA
SouthRidge Mall	Des Moines	IA
Lincolnwood Town Center	Lincolnwood	IL
Northwoods Shopping Center	Peoria	IL
Orland Square	Orland Park	IL
River Oaks Center	Calumet City	IL
SouthPark Mall	Moline	IL
Castleton Square Mall	Indianapolis	IN
College Mall	Bloomington	IN
Fashion Mall at Keystone, The	Indianapolis	IN
Muncie Mall	Muncie	IN
Tippecanoe Mall	Lafayette	IN
University Park Mall	Mishawaka	IN
Towne East Square	Wichita	KS
Prien Lake Mall	Lake Charles	LA

SIMON PROPERTY GROUP
Unencumbered Assets
As of June 30, 2010

Property Name	City	State
Arsenal Mall	Watertown	MA
Burlington Mall	Burlington	MA
The Mall at Chestnut Hill	Chestnut Hill	MA
South Shore Plaza	Braintree	MA
Bowie Town Center	Bowie	MD
St. Charles Towne Center	Waldorf	MD
Maplewood Mall	Minneapolis	MN
Miller Hill Mall	Duluth	MN
Pheasant Lane(1)	Nashua	NH
Livingston Mall	Livingston	NJ
Menlo Park Mall	Edison	NJ
Ocean County Mall	Toms River	NJ
Rockaway Townsquare	Rockaway	NJ
Cottonwood Mall	Albuquerque	NM
Forum Shops at Caesars, The	Las Vegas	NV
Chautauqua Mall	Lakewood	NY
Jefferson Valley Mall	Yorktown Heights	NY
Roosevelt Field	Garden City	NY
Great Lakes Mall	Mentor	OH
Lima Mall	Lima	OH
Southern Park Mall	Boardman	OH
Ross Park Mall	Pittsburgh	PA
South Hills Village	Pittsburgh	PA
Haywood Mall	Greenville	SC
Oak Court Mall	Memphis	TN
Barton Creek Square	Austin	TX
Broadway Square	Tyler	TX
Cielo Vista	El Paso	TX
Firewheel Town Center	Garland	TX
Irving Mall	Irving	TX
La Plaza Mall	McAllen	TX
Lakeline Mall	Cedar Park	TX
North East Mall	Hurst	TX
Richardson Square Mall	Richardson	TX
Rolling Oaks Mall	San Antonio	TX
Charlottesville Fashion Square	Charlottesville	VA
Virginia Center Commons	Glen Allen	VA

SIMON PROPERTY GROUP
Unencumbered Assets
As of June 30, 2010

Property Name	City	State
Columbia Center	Kennewick	WA
Northgate Mall	Seattle	WA
Bay Park Square	Green Bay	WI
Premium Outlets:
Camarillo Premium Outlets	Camarillo	CA
Carlsbad Premium Outlets	Carlsbad	CA
Desert Hills Premium Outlets	Cabazon	CA
Folsom Premium Outlets	Folsom	CA
Gilroy Premium Outlets	Gilroy	CA
Napa Premium Outlets	Napa	CA
Petaluma Village Premium Outlets	Petaluma	CA
Vacaville Premium Outlets	Vacaville	CA
Clinton Crossing Premium Outlets	Clinton	CT
Orlando Premium Outlets	Orlando	FL
St. Augustine Premium Outlets	St. Augustine	FL
North Georgia Premium Outlets	Dawsonville	GA
Waikele Premium Outlets	Waipahu	HI
Chicago Premium Outlets	Aurora	IL
Edinburgh Premium Outlets	Edinburgh	IN
Wrentham Village Premium Outlets	Wrentham	MA
Albertville Premium Outlets	Albertville	MN
Osage Beach Premium Outlets	Osage Beach	MO
Jackson Premium Outlets	Jackson	NJ
Jersey Shore Premium Outlets	Tinton Falls	NJ
Liberty Village Premium Outlets	Flemington	NJ
Las Vegas Outlet Center	Las Vegas	NV
Las Vegas Premium Outlets	Las Vegas	NV
Woodbury Common Premium Outlets	Central Valley	NY
Aurora Farms Premium Outlets	Aurora	OH
Columbia Gorge Premium Outlets	Troutdale	OR

SIMON PROPERTY GROUP
Unencumbered Assets
As of June 30, 2010

Property Name	City	State
Allen Premium Outlets	Allen	TX
Houston Premium Outlets	Cypress	TX
Rio Grande Valley Premium Outlets	Mercedes	TX
Round Rock Premium Outlets	Austin	TX
Leesburg Corner Premium Outlets	Leesburg	VA
Seattle Premium Outlets	Seattle	WA
Johnson Creek Premium Outlets	Johnson Creek	WI
Community/Lifestyle Centers:
Pier Park	Panama City Beach	FL
Royal Eagle Plaza	Coral Springs	FL
Terrace at Florida Mall	Orlando	FL
Waterford Lakes Town Center	Orlando	FL
Westland Park Plaza	Orange Park	FL
Mall of Georgia Crossing	Atlanta	GA
Countryside Plaza	Countryside	IL
Crystal Court	Crystal Lake	IL
Lake Plaza	Waukegan	IL
Lincoln Crossing	O'Fallon	IL
Matteson Plaza	Matteson	IL
North Ridge Plaza	Joliet	IL
Willow Knolls Court	Peoria	IL
Eastland Convenience Center	Evansville	IN
Greenwood Plus	Greenwood	IN
Keystone Shoppes	Indianapolis	IN
Markland Plaza	Kokomo	IN
New Castle Plaza	New Castle	IN
Northwood Plaza	Fort Wayne	IN
Teal Plaza	Lafayette	IN
Tippecanoe Plaza	Lafayette	IN
University Center	Mishawaka	IN
Washington Plaza	Indianapolis	IN
Rockaway Convenience Center	Rockaway	NJ
Rockaway Town Plaza	Rockaway	NJ
Great Lakes Plaza	Mentor	OH
Lima Center	Lima	OH
Lincoln Plaza	Langhorne	PA
Charles Towne Square	Charleston	SC

SIMON PROPERTY GROUP
Unencumbered Assets
As of June 30, 2010

Property Name	City	State
Empire East	Sioux Falls	SD
The Arboretum	Austin	TX
Ingram Plaza	San Antonio	TX
Shops at North East Mall	Hurst	TX
Wolf Ranch Town Center	Georgetown	TX
Chesapeake Center	Chesapeake	VA
Fairfax Court	Fairfax	VA
Martinsville Plaza	Martinsville	VA
Other:
Coconut Point Hyatt	Estero	FL
University Mall	Pensacola	FL
Factory Merchants Branson	Branson	MO
Nanuet Mall	Nanuet	NY
Crossville Outlet Center	Crossville	TN
Factory Stores at North Bend	North Bend	WA

(1)
The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this property.

 SIMON PROPERTY GROUP
Preferred Stock/Units Outstanding
As of June 30, 2010
($ in 000's, except per share amounts)

Issuer	Description	Number of Shares/Units	Per Share Liquidation Preference	Aggregate Liquidation Preference	Ticker Symbol
Preferred Stock:
Simon Property Group, Inc.	Series J 8.375% Cumulative Redeemable(1)	796,948	$50	$39,847	SPGPrJ
Preferred Units:
Simon Property Group, L.P.	7.50% Cumulative Redeemable(2)	255,373	$100	$25,537	N/A

(1)
Each share is redeemable on or after October 15, 2027. The shares are traded on the New York Stock Exchange. The closing price on June 30, 2010 was $58.96 per share.

(2)
Each unit is redeemable on or after November 10, 2013 or earlier upon the occurrence of certain tax triggering events.

QuickLinks

  Exhibit 99.1
SIMON PROPERTY GROUP Overview
SIMON PROPERTY GROUP Changes in Company Common Share and Operating Partnership Unit Ownership For the Period from December 31, 2009 through June 30, 2010
SIMON PROPERTY GROUP Selected Financial and Equity Information As of June 30, 2010 Unaudited (In thousands, except as noted)
SIMON PROPERTY GROUP Unaudited Pro-Rata Statement of Operations
SIMON PROPERTY GROUP Unaudited Pro-Rata Balance Sheet
SIMON PROPERTY GROUP NOI Composition(1) For the Six Months Ended June 30, 2010
SIMON PROPERTY GROUP Analysis of Other Income and Other Expense As of June 30, 2010 (In thousands)
SIMON PROPERTY GROUP Reconciliation of Non-GAAP Financial Measures As of June 30, 2010 (in thousands, except as noted)
SIMON PROPERTY GROUP Footnotes to Reconciliation of Non-GAAP Financial Measures
SIMON PROPERTY GROUP U.S. Portfolio GLA As of June 30, 2010
SIMON PROPERTY GROUP U.S. Operational Information(1) As of June 30, 2010
SIMON PROPERTY GROUP U.S. Lease Expirations(1)(2) As of June 30, 2010
SIMON PROPERTY GROUP U.S. Top Tenants(1) As of June 30, 2010
SIMON PROPERTY GROUP Other U.S. Operational Information As of June 30, 2010
SIMON PROPERTY GROUP International Operational Information As of June 30, 2010
SIMON PROPERTY GROUP Property Listing
SIMON PROPERTY GROUP U.S. Anchor/Big Box Openings 2010 - 2011
SIMON PROPERTY GROUP Capital Expenditures For the Six Months Ended June 30, 2010 (In thousands)
SIMON PROPERTY GROUP U.S. Development Activity Report(1) Project Overview and Construction-in-Progress As of June 30, 2010
SIMON PROPERTY GROUP International Development Activity Report* Project Overview, Construction-in-Progress As of June 30, 2010
SIMON PROPERTY GROUP Total Debt Amortization and Maturities by Year (Our Share) As of June 30, 2010 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness As of June 30, 2010 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness by Maturity As of June 30, 2010 (In thousands)
SIMON PROPERTY GROUP Unencumbered Assets As of June 30, 2010
SIMON PROPERTY GROUP Preferred Stock/Units Outstanding As of June 30, 2010 ($ in 000's, except per share amounts)